                                  EXHIBIT 10.1

                  Lease between FBTC Leasing Corp., as Lessor, and Living Centers Holding Company as Lessee

                         Participation Agreement among
                   Living Centers Holding Company, as Lessee,
                  FBTC Leasing Corp., a New York corporation,
                                   as Lessor,
               The Chase Manhattan Bank, as Agent for the Lenders

              Guarantee made by Living Centers of America, Inc. a
                 Guarantor in favor of The Chase Manhattan Bank
                                    as Agent

===============================================================================



                                     LEASE

                                    between


                              FBTC LEASING CORP.,
                                   as Lessor,

                                      and

                         LIVING CENTERS HOLDING COMPANY
                                   as Lessee



                          ____________________________

                          Dated as of October 10, 1996
                          ____________________________




This Lease is subject to a security interest in favor of The Chase Manhattan Bank, as agent (the "Agent"), under a Credit Agreement, dated as of October 10, 1996 among FBTC Leasing Corp., the Lenders, and the Agent, as amended or supplemented. This Lease has been executed in several counterparts. To the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code of the State where the Properties are located, no security interest in this Lease may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Agent on the signature page hereof.

                               TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----
                                                 SECTION 1.  DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . .   1
         1.1           Defined Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
                       -------------

                                              SECTION 2.  PROPERTY AND TERM   . . . . . . . . . . . . . . . . . . . .   1
         2.1           Property   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
                       --------
         2.2           Lease Term   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
                       ----------
         2.3           Title  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
                       -----
         2.4           Lease Supplements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
                       -----------------

                                                     SECTION 3.  RENT . . . . . . . . . . . . . . . . . . . . . . . .   1
         3.1           Rent   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
                       ----
         3.2           Supplemental Rent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                       -----------------
         3.3           Performance on a Non-Business Day  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                       ---------------------------------

                                               SECTION 4.  UTILITY CHARGES  . . . . . . . . . . . . . . . . . . . . .   2
         4.1           Utility Charges  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                       ---------------

                                               SECTION 5.  QUIET ENJOYMENT  . . . . . . . . . . . . . . . . . . . . .   3
         5.1           Quiet Enjoyment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                       ---------------

                                                  SECTION 6.  NET LEASE   . . . . . . . . . . . . . . . . . . . . . .   3
         6.1           Net Lease; No Setoff; Etc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                       --------------------------
         6.2           No Termination or Abatement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                       ---------------------------

                                            SECTION 7.  OWNERSHIP OF PROPERTY   . . . . . . . . . . . . . . . . . . .   4
         7.1           Ownership of the Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                       -------------------------

                                            SECTION 8.  CONDITION OF PROPERTY   . . . . . . . . . . . . . . . . . . .   5
         8.1           Condition of the Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                       -------------------------
         8.2           Possession and Use of the Property   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                       ----------------------------------

                                                  SECTION 9.  COMPLIANCE  . . . . . . . . . . . . . . . . . . . . . .   6
         9.1           Compliance with Legal Requirements and Insurance Requirements  . . . . . . . . . . . . . . . .   6
                       -------------------------------------------------------------

                                                       SECTION 10.  . . . . . . . . . . . . . . . . . . . . . . . . .   6
         10.1          Maintenance and Repair; Return   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                       ------------------------------
         10.2          Right of Inspection.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                       -------------------
         10.3          Environmental Inspection   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                       ------------------------



                                             SECTION 11.  MODIFICATIONS . . . . . . . . . . . . . . . . . . . . . . .   8

         11.1          Modifications, Substitutions and Replacements  . . . . . . . . . . . . . . . . . . . . . . . .   8
                       ---------------------------------------------

                                                    SECTION 12.  TITLE  . . . . . . . . . . . . . . . . . . . . . . .   9
         12.1          Warranty of Title  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                       -----------------
         12.2          Grants and Releases of Easements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                       --------------------------------

                                             SECTION 13.  PERMITTED CONTESTS  . . . . . . . . . . . . . . . . . . . .  10
         13.1          Permitted Contests Other Than in Respect of Impositions  . . . . . . . . . . . . . . . . . . .  10
                       -------------------------------------------------------

                                                  SECTION 14.  INSURANCE  . . . . . . . . . . . . . . . . . . . . . .  10
         14.1          Public Liability and Workers' Compensation Insurance   . . . . . . . . . . . . . . . . . . . .  10
                       ----------------------------------------------------
         14.2          Hazard and Other Insurance   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                       --------------------------
         14.3          Coverage   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                       --------

                                          SECTION 15.  CONDEMNATION AND CASUALTY  . . . . . . . . . . . . . . . . . .  12
         15.1          Casualty and Condemnation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                       -------------------------
         15.2          Environmental Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                       ---------------------

                                              SECTION 16.  LEASE TERMINATION  . . . . . . . . . . . . . . . . . . . .  14
         16.1          Termination upon Certain Events  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                       -------------------------------
         16.2          Procedures   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                       ----------

                                                   SECTION 17.  DEFAULT . . . . . . . . . . . . . . . . . . . . . . .  14
         17.1          Lease Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                       -----------------------
         17.2          Final Liquidated Damages   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                       ------------------------
         17.3          Lease Remedies   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                       --------------
         17.4          Waiver of Certain Rights   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                       ------------------------
         17.5          Assignment of Rights Under Contracts   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                       ------------------------------------
         17.6          Remedies Cumulative  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                       -------------------
         17.7          Covenant Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                       -----------------

                                           SECTION 18.  LESSOR'S RIGHT TO CURE  . . . . . . . . . . . . . . . . . . .  19
         18.1          Lessor's Right to Cure Lessee's Lease Defaults   . . . . . . . . . . . . . . . . . . . . . . .  19
                       ----------------------------------------------

                                              SECTION 19.  LEASE TERMINATION  . . . . . . . . . . . . . . . . . . . .  19
         19.1          Provisions Relating to Lessee's Termination of this Lease or Exercise of Purchase Option   . .  19
                       ----------------------------------------------------------------------------------------
         19.2          Aggregate Tranche A Percentage   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                       ------------------------------

                                               SECTION 20.  PURCHASE OPTION . . . . . . . . . . . . . . . . . . . . .  20
         20.1          Purchase Option  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                       ---------------
         20.2          Maturity Date Purchase Option  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                       -----------------------------
         20.3          Obligation to Purchase All Properties  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                       -------------------------------------



                                              SECTION 21.  SALE OF PROPERTY   . . . . . . . . . . . . . . . . . . . .  20

         21.1          Sale Procedure   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                       --------------
         21.2          Application of Proceeds of Sale  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                       -------------------------------
         21.3          Indemnity for Excessive Wear   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                       ----------------------------
         21.4          Appraisal Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                       -------------------
         21.5          Certain Obligations Continue   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                       ----------------------------

                                                SECTION 22.  HOLDING OVER   . . . . . . . . . . . . . . . . . . . . .  22
         22.1          Holding Over   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                       ------------

                                                SECTION 23.  RISK OF LOSS   . . . . . . . . . . . . . . . . . . . . .  23
         23.1          Risk of Loss   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                       ------------

                                          SECTION 24.  SUBLETTING AND ASSIGNMENT  . . . . . . . . . . . . . . . . . .  23
         24.1          Subletting and Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                       -------------------------
         24.2          Subleases  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                       ---------

                                            SECTION 25.  ESTOPPEL CERTIFICATES  . . . . . . . . . . . . . . . . . . .  23
         25.1          Estoppel Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                       ---------------------

                                                  SECTION 26.  NO WAIVER  . . . . . . . . . . . . . . . . . . . . . .  24
         26.1          No Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                       ---------

                                           SECTION 27.  ACCEPTANCE OF SURRENDER . . . . . . . . . . . . . . . . . . .  24
         27.1          Acceptance of Surrender  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                       -----------------------

                                             SECTION 28.  NO MERGER OF TITLE  . . . . . . . . . . . . . . . . . . . .  24
         28.1          No Merger of Title   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                       ------------------

                                                   SECTION 29.  NOTICES . . . . . . . . . . . . . . . . . . . . . . .  24
         29.1          Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                       -------

                                                SECTION 30.  MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . .  25
         30.1          Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                       -------------
         30.2          Amendments and Modifications   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                       ----------------------------
         30.3          Successors and Assigns   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                       ----------------------
         30.4          Headings and Table of Contents   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                       ------------------------------
         30.5          Counterparts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                       ------------
         30.6          GOVERNING LAW  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                       -------------
         30.7          Limitations on Recourse  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                       -----------------------
         30.8          Memorandum of Lease  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                       -------------------
         30.9          Priority   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                       --------
         31.1          Ground Lease   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                       ------------
Exhibits
--------
Exhibit A              Lease Supplement
Exhibit B              Memorandum of Lease

         LEASE (this "Lease"), dated as of October 10, 1996, between FBTC LEASING CORP., a New York corporation, having its principal office at Two World Trade Center, New York, New York 10048, as lessor (the "Lessor"), and LIVING CENTERS HOLDING COMPANY, a Delaware corporation, having its principal office at 15415 Katy Freeway, Suite 800, Houston, Texas 77094, as lessee (the "Lessee").

                       In consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                            SECTION 1.  DEFINITIONS

                 1.1 Defined Terms. Capitalized terms used herein but not otherwise defined in this Lease shall have the respective meanings specified in Annex A to the Participation Agreement dated as of the date hereof among Lessee, Lessor, Agent and the Lenders named therein.


                         SECTION 2.  PROPERTY AND TERM

                 2.1 Property. Subject to the terms and conditions hereinafter set forth and contained in the respective Lease Supplement relating to each Property, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, each Property.

                 2.2 Lease Term. The Property is leased for the Term, unless extended or earlier terminated in accordance with the provisions of this Lease.

                 2.3 Title. Each Property is leased to Lessee without any representation or warranty, express or implied, by Lessor and subject to the rights of parties in possession, the existing state of title (including the Permitted Exceptions) and all applicable Legal Requirements. Lessee shall in no event be excused in its obligation to pay Rent for any defect in title to the Property.

                 2.4 Lease Supplements. On each Property Closing Date, Lessee and Lessor shall each execute and deliver a Lease Supplement for the Property to be leased on such date in substantially the form of Exhibit A hereto and thereafter such Property shall be subject to the terms of this Lease.


                                SECTION 3.  RENT

                 3.1 Rent. (a) On each applicable Payment Date occurring after the termination of the Construction Period for a Property and on any date when this Lease shall terminate, Lessee shall pay the Basic Rent attributable to such Property.

                 (b) Basic Rent shall be due and payable in lawful money of the United States and shall be paid by wire transfer of immediately available funds on or before the due date therefor to such account or accounts at such bank or banks or to such other Person or in such other manner as Lessor shall from time to time direct.

                 (c) Neither Lessee's inability or failure to take possession of all, or any portion, of the Property when delivered by Lessor, nor Lessor's inability or failure to deliver all or any portion of the Property to Lessee, whether or not attributable to any act or omission of Lessee or any act or omission of Lessor, or for any other reason whatsoever, shall delay or otherwise affect Lessee's obligation to pay Rent in accordance with the terms of this Lease.

                 3.2 Supplemental Rent. (a) Lessee shall pay to Lessor or the Person entitled thereto any and all Supplemental Rent promptly as the same shall become due and payable, and if Lessee fails to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. Lessee shall pay to Lessor as Supplemental Rent, among other things, on demand, to the extent permitted by applicable Legal Requirements, interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by Lessor for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid. The expiration or other termination of Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease or any other Operative Agreement, in the event of any failure on the part of Lessee to pay and discharge any Supplemental Rent as and when due, Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

                 (b) Lessee shall make a payment of Supplemental Rent equal to the Maximum Residual Guarantee Amount in accordance with Section 21.1(c).

                 3.3 Performance on a Non-Business Day. If any payment is required hereunder on a day that is not a Business Day, then such payment shall be due on the next succeeding Business Day.


                          SECTION 4.  UTILITY CHARGES

                 4.1 Utility Charges. Lessee shall pay, or cause to be paid, all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on each Property during the Term. Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by Lessee and the amount of any credit or refund received by Lessor on account of any utility charges paid by Lessee, net of the costs and expenses incurred by Lessor in obtaining such credit or refund, shall be promptly paid over to Lessee. All charges for utilities imposed with respect to the Property for a billing period during which this Lease expires or terminates shall be adjusted and prorated on a daily basis between Lessor and Lessee, and each party shall pay or reimburse the other for each party's pro rata share thereof.

                          SECTION 5.  QUIET ENJOYMENT

                 5.1 Quiet Enjoyment. So long as no Lease Event of Default shall have occurred and be continuing, Lessee shall peaceably and quietly have, hold and enjoy each Property for the Term, free of any claim or other action by Lessor or anyone rightfully claiming by, through or under Lessor with respect to any matters arising from and after the Lease Commencement Date.


                             SECTION 6.  NET LEASE

                 6.1 Net Lease; No Setoff; Etc. This Lease shall constitute a net lease and, notwithstanding any other provision of this Lease, it is intended that Basic Rent and Supplemental Rent shall be paid without counterclaim, setoff, deduction or defense of any kind and without abatement, suspension, deferment, diminution or reduction of any kind, and Lessee's obligation to pay all such amounts is absolute and unconditional. The obligations and liabilities of Lessee hereunder shall in no way be released, discharged or otherwise affected for any reason, including, without limitation, to the maximum extent permitted by law: (a) any defect in the condition, merchantability, design, construction, quality or fitness for use of any portion of any Property, or any failure of any Property to comply with all Legal Requirements, including any inability to occupy or use any Property by reason of such non-compliance; (b) any damage to, abandonment, loss, contamination of or Release from or destruction of or any requisition or taking of any Property or any part thereof, including eviction; (c) any restriction, prevention or curtailment of or interference with any use of any Property or any part thereof, including eviction; (d) any defect in title to or rights to any Property or any Lien on such title or rights or on any Property; (e) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by Lessor, Agent or any Lender;
(f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to Lessee, Lessor, Agent, any lender or any other Person, or any action taken with respect to this Lease by any trustee or receiver of Lessee, Lessor, Agent, any lender or any other Person, or by any court, in any such proceeding; (g) any claim that Lessee has or might have against any Person, including Lessor, Agent or any Lender; (h) any failure on the part of Lessor to perform or comply with any of the terms of this Lease, any other Operative Agreement or of any other agreement; (i) any invalidity or unenforceability or disaffirmance against or by Lessee of this Lease or any provision hereof or any of the other Operative Agreements or any provision of any thereof; (j) the impossibility of performance by Lessee, Lessor or both; (k) any action by any court, administrative agency or other Governmental Authority; any restriction, prevention or curtailment of or any interference with the construction on or any use of any Property or any part thereof; or (m) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Lessee shall have notice or knowledge of any of the foregoing. This Lease shall be noncancellable by Lessee for any reason whatsoever except as expressly provided herein, and Lessee, to the extent permitted by Legal Requirements, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution, abatement or reduction of Rent payable by Lessee hereunder. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise, except as otherwise expressly provided herein, Lessee shall, unless prohibited by Legal Requirements, nonetheless pay to Lessor (or, in the case of Supplemental Rent, to whomever shall be entitled thereto) an amount equal to each Rent payment at the time and in the manner that such payment would have become due and payable under the terms of this

Lease if it had not been terminated in whole or in part, and in such case, so long as such payments are made and no Lease Event of Default shall have occurred and be continuing, Lessor will deem this Lease to have remained in effect. Each payment of Rent made by Lessee hereunder shall be final and, absent manifest error in the computation of the amount thereof, Lessee shall not seek or have any right to recover all or any part of such payment from Lessor, Agent or any party to any agreements related thereto for any reason whatsoever. Lessee assumes the sole responsibility for the condition, use, operation, maintenance, and management of the Property and Lessor shall have no responsibility in respect thereof and shall have no liability for damage to the property of Lessee or any subtenant of Lessee on any account or for any reason whatsoever.

                 6.2 No Termination or Abatement. Lessee shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting Lessor, or any action with respect to this Lease which may be taken by any trustee, receiver or liquidator of Lessor or by any court with respect to Lessor, except as otherwise expressly provided herein. Lessee hereby waives all right (i) to terminate or surrender this Lease, except as otherwise expressly provided herein, or (ii) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. Lessee shall remain obligated under this Lease in accordance with its terms and Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, Lessee shall be bound by all of the terms and conditions contained in this Lease.


                       SECTION 7.  OWNERSHIP OF PROPERTY

                 7.1 Ownership of the Property. (a) Lessor and Lessee intend that (i) for financial accounting purposes with respect to Lessee (A) this Lease will be treated as an "operating lease" pursuant to Statement of Financial Accounting Standards (SFAS) No. 13, as amended, (B) Lessor will be treated as the owner and lessor of the Property and (C) Lessee will be treated as the lessee of the Property, but (ii) for federal, state and local income tax and all other purposes (A) this Lease will be treated as a financing arrangement, (B) the Lenders will be treated as senior lenders making loans to Lessee in an amount equal to the Loans, which Loans will be secured by the Property, (C) Lessor will be treated as a subordinated lender making a loan to Lessee in an amount equal to the Lessor Contribution, which loan is secured by the Property, and (D) Lessee will be treated as the owner of the Property and will be entitled to all tax benefits ordinarily available to an owner of property like the Property for such tax purposes.

                 (b) Lessor and Lessee further intend and agree that, for the purpose of securing Lessee's obligations for the repayment of the above-described loans, (i) this Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code and a real property mortgage or deed of trust, as applicable; (ii) the Lease provided for in Section 2 shall be deemed a grant of a security interest in and a mortgage lien on the Lessee's right, title and interest in the Properties (including the right to exercise all remedies as are contained in the applicable Mortgage and

Memorandum of Lease upon the occurrence of a Lease Event of Default) and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property, for the benefit of the Lessor to secure the Lessee's payment of all amounts owed by the Lessee under this Lease and the other Operative Agreements and Lessor holds title to the Properties so as to create and grant a first lien and prior security interest in each Property (A) pursuant to this Lease for the benefit of the Agent under the Assignment of Lease, to secure to the Agent the obligations of the Lessee under the Lease and (B) pursuant to the Mortgages to secure to the Agent the obligations of the Lessor under the Mortgages and the Notes; (iii) the possession by Lessor or any of its agents of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (iv) notifications to Persons holding such property, and acknowledgements, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee shall be deemed to have been given for the purpose of perfecting such security interest under applicable law. Lessor and Lessee shall, to the extent consistent with this Lease, take such actions as may be necessary to ensure that, if this Lease were deemed to create a security interest in the Properties in accordance with this Section, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the Basic Term. Nevertheless, Lessee acknowledges and agrees that none of Lessor, Agent, or any Lender has provided or will provide tax, accounting or legal advice to Lessee regarding this Lease, the Operative Agreements or the transactions contemplated hereby and thereby, or made any representations or warranties concerning the tax, accounting or legal characteristics of the Operative Agreements, and that Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Agreements as it deems appropriate.

                 (c) Lessor and Lessee further intend and agree that in the event of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting Lessee or Lessor, the transactions evidenced by this Lease shall be regarded as loans made by an unrelated third party lender to Lessee.


                       SECTION 8.  CONDITION OF PROPERTY

                 8.1 Condition of the Property. LESSEE ACKNOWLEDGES AND AGREES THAT IT IS RENTING EACH PROPERTY "AS IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY LESSOR AND SUBJECT TO (A) THE EXISTING STATE OF TITLE, (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF,
(C) ANY STATE OF FACTS WHICH AN ACCURATE SURVEY OR PHYSICAL INSPECTION MIGHT SHOW AND (D) VIOLATIONS OF LEGAL REQUIREMENTS WHICH MAY EXIST ON THE DATE HEREOF. NONE OF LESSOR, THE AGENT AND ANY LENDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED, INCLUDING THE CONDITION OF ANY IMPROVEMENTS THEREON, THE SOIL CONDITION, OR ANY ENVIRONMENTAL OR HAZARDOUS MATERIAL CONDITION) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS

TO THE TITLE, VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF THE PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY PROPERTY (OR ANY PART THEREOF) AND NONE OF LESSOR, THE AGENT AND ANY LENDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF ANY PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY LEGAL REQUIREMENT.

                 8.2 Possession and Use of the Property. Each Property shall be used in a manner consistent with the Agency Agreement and, after the Completion Date for the Property, as a skilled nursing or assisted living Facility. Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Properties. Lessee shall not commit or permit any waste of any Property or any part thereof.


                             SECTION 9.  COMPLIANCE

                 9.1 Compliance with Legal Requirements and Insurance Requirements. Subject to the terms of Section 13 relating to permitted contests, Lessee, at its sole cost and expense, shall (a) comply in all material respects with all Legal Requirements (including all Environmental
Laws) and Insurance Requirements relating to each Property, including the use, construction, operation, maintenance, repair and restoration thereof, whether or not compliance therewith shall require structural or extraordinary changes in the Improvements or interfere with the use and enjoyment of each Property, and (b) procure, maintain and comply in all material respects with all licenses, permits, orders, approvals, consents and other authorizations required for the construction, renovation, use, maintenance and operation of each Property and for the use, operation, maintenance, repair and restoration of the Improvements.


                      SECTION 10.  MAINTENANCE AND REPAIR

                 10.1 Maintenance and Repair; Return. (a) Lessee, at its sole cost and expense, shall maintain each Property in good condition (ordinary wear and tear excepted) and make all necessary repairs thereto, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case in substantial compliance with all Legal Requirements and Insurance Requirements and on a basis reasonably consistent with the operation and maintenance of commercial properties comparable in type and location to the applicable Property subject, however, to the provisions of Section 15 with respect to Condemnation and Casualty.

                 (b) Lessor shall under no circumstances be required to build any improvements on any Property, make any repairs, replacements, alterations or renewals of any nature or description to any Property, make any expenditure whatsoever in connection with this Lease or maintain any Property in any way. Lessor shall not be required to maintain, repair or rebuild all or any part of any Property, and Lessee waives the right to (i) require Lessor to maintain, repair, or rebuild all or any part of any Property, or (ii) make repairs at the expense of Lessor pursuant to any Legal Requirement, Insurance Requirement, contract, agreement, covenants, condition or restriction at any time in effect.

                 (c) Lessee shall, upon the expiration or earlier termination of the Term with respect to a Property, vacate, surrender and transfer such Property to Lessor, at Lessee's own expense, free and clear of all Liens other than (i) Liens of the types described in clause (i) of the definition of Permitted Liens, (ii) Liens of the type described in clause (ii) of the definition of Permitted Exceptions and (iii) Lessor Liens, in as good condition as they were on the applicable Property Closing Date or, if later, the Completion Date in respect of such Property, ordinary wear and tear excepted, and in compliance with all Legal Requirements and the other requirements of this Lease (and in any event without (x) any asbestos installed or maintained in any part of such Property, (y) any polychlorinated byphenyls
(PCBs) in, on or used, stored or located at such Property, and (z) any other Hazardous Substances in violation of Applicable Environmental Laws). Lessee shall cooperate with any independent purchaser of such Property in order to facilitate the ownership and operation by such purchaser of such Property after such expiration or earlier termination of the Term, including providing all books, reports and records regarding the maintenance, repair and ownership of such Property and all data and technical information relating thereto, granting or assigning all licenses necessary for the operation and maintenance of such Property and cooperating in seeking and obtaining all necessary licenses, permits and approvals of Governmental Authorities. Lessee shall have also paid the total cost for the completion of all Modifications commenced prior to such expiration or earlier termination of the Term. The obligation of Lessee under this Section 10.1(c) shall survive the expiration or termination of this Lease.

                 10.2 Right of Inspection. Lessor may, at reasonable times and with reasonable prior notice, enter upon, inspect and examine at its own cost and expense (unless a Lease Event of Default exists, in which case the out-of-pocket costs and expenses of Lessor shall be paid by Lessee), any Property. Upon request of the Agent, Lessee shall furnish to Lessor statements, no more than once per year, accurate in all material respects, regarding the condition and state of repair of each Property. Lessor shall have no duty to make any such inspection or inquiry and shall not incur any liability or obligation by reason of not making any such inspection or inquiry.

                 10.3 Environmental Inspection. Upon surrender of possession of each Property, or not more than 120 days nor less than 30 days prior to the Expiration Date (unless Lessee has previously irrevocably exercised the Purchase Option), Lessee shall, at its sole cost and expense, provide to Lessor a report by an environmental consultant selected by Lessee and reasonably satisfactory to Lessor certifying that Hazardous Substances have not at any time during the Term been generated, used, treated or stored on, transported to or from, Released at, on or from or deposited at or on such Property, and no portion of such Property has been used for such purposes other than (i) as necessary to use, operate, maintain, repair and restore such Property and (ii) in full compliance with all Environmental Laws. If such is not the case, the report shall set forth a remedial response plan relating to such Property (which remedial response plan, if required by any Environmental Law or Governmental Authority, shall be approved by the appropriate Governmental Authority). Such remedial response plan shall include, but shall not be limited to, plans for full response, remediation, removal, or other corrective action, and the protection, or mitigative action associated with the protection, of natural resources including wildlife, aquatic species, and vegetation associated with such

Property, as required by all applicable Environmental Laws. If such report includes a remedial response plan, Lessee shall promptly deposit funds in escrow with the Agent sufficient to ensure the full execution and implementation of such plan.


                           SECTION 11.  MODIFICATIONS

                 11.1 Modifications, Substitutions and Replacements. (a) So long as no Lease Event of Default has occurred and is continuing, Lessee, at its sole cost and expense, may at any time and from time to time make alterations, renovations, improvements and additions to a Property or any part thereof (collectively, "Modifications"); provided, that: (i) except for any Modification required to be made pursuant to a Legal Requirement or an Insurance Requirement, no Modification, individually, or when aggregated with any (A) other Modification or (B) grant, dedication, transfer or release pursuant to Section 12.2, shall impair the value of such Property or the utility or useful life of such Property from that which existed immediately prior to such Modification; (ii) the Modification shall be performed expeditiously and in a good and workmanlike manner; (iii) Lessee shall comply with all Legal Requirements (including all Environmental Laws) and Insurance Requirements applicable to the Modification, including the obtaining of all permits and certificates of occupancy, and the structural integrity of such Property shall not be adversely affected; (iv) Lessee shall maintain or cause to be maintained builders' risk insurance at all times when a Modification is in progress; (v) subject to the terms of Section 13 relating to permitted contests, Lessee shall pay all costs and expenses and discharge any Liens arising with respect to the Modification; (vi) such Modifications shall comply with Sections 8.2 and 10.1 and shall not change the primary character of such Property; and (vii) no Improvements shall be demolished, except to the extent such demolition does not impair the value, utility or useful life of such Property. All Modifications (other than those that may be readily removed without impairing the value, utility or remaining useful life of such Property) shall remain part of the realty and shall be subject to this Lease, and title thereto shall immediately vest in Lessor. So long as no Lease Event of Default has occurred and is continuing, Lessee may place upon a Property any inventory, trade fixtures, machinery, equipment or other property belonging to Lessee or third parties and may remove the same at any time during the term of this Lease; provided that such inventory, trade fixtures, machinery, equipment or other property, or their respective operations, do not impair the value, utility or remaining useful life of such Property.

                 (b) Following the Completion Date with respect to any Property, Lessee shall notify Lessor of the undertaking of any construction, repairs or alterations to the Property the cost of which is anticipated to exceed $500,000. Prior to undertaking any such construction or alterations costing in excess of such amount, Lessee shall deliver to Lessor (i) a brief narrative of the work to be done and a copy of the plans and specifications relating to such work; and (ii) an Officer's Certificate stating that such work when completed will not impair the value, utility or remaining life of such Property. Lessor, by itself or its agents, shall have the right, but not the obligation, from time to time to inspect such construction to ensure that the same is completed consistent with the plans and specifications.

                 (c) Following the Completion Date with respect to any Property, Lessee shall not without the consent of Lessor undertake any construction or alterations to such Property if such construction or alterations cannot, in the reasonable judgement of Agent, be completed on or prior to the date that is twelve months prior to the Expiration Date.

                               SECTION 12.  TITLE

                 12.1 Warranty of Title. (a) Lessee agrees that, except as otherwise provided herein and subject to the terms of Section 13 relating to permitted contests, Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien, defect, attachment, levy, title retention agreement or claim upon any Property or any Modifications or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by the Agent pursuant to the Credit Agreement, other than Permitted Liens. Lessee shall promptly notify Lessor in the event it receives knowledge that a Lien (other than a Permitted Lien or a Lessor Lien) exists with respect to the Property unless Lessee promptly removes such Lien.

                 (b) Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any Property or any part thereof. NOTICE IS HEREBY GIVEN THAT LESSOR IS NOT AND SHALL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING ANY PROPERTY OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR IN AND TO ANY PROPERTY.

                 12.2 Grants and Releases of Easements. Provided that no Lease Event of Default shall have occurred and be continuing and subject to the provisions of Sections 8, 9, 10 and 11, Lessor hereby consents to the following actions by Lessee, in the name and stead of Lessor, but at Lessee's sole cost and expense: (a) the granting (prior to the Lien of the Mortgage) of easements, licenses, rights-of-way and other rights and privileges in the nature of easements reasonably necessary or desirable for the construction, use, repair, renovation or maintenance of any Property as herein provided; (b) the release (free and clear of the Lien of the Mortgage) of existing easements or other rights in the nature of easements which are for the benefit of any Property; (c) the dedication or transfer (prior to the Lien of the Mortgage) of unimproved portions of any Property for road, highway or other public purposes;
(d) the execution of petitions to have any Property annexed to any municipal corporation or utility district; and (e) the execution of amendments to any covenants and restrictions affecting any Property; provided, that in each case Lessee shall have delivered to Lessor an Officer's Certificate stating that:
(i) such grant, release, dedication or transfer does not impair the value of utility or remaining useful life of the applicable Property, (ii) such grant, release, dedication or transfer is necessary in connection with the construction, use, maintenance, alteration, renovation or improvement of the applicable Property, (iii) Lessee shall remain obligated under this Lease and under any instrument executed by Lessee consenting to the assignment of Lessor's interest in this Lease as security for indebtedness, in each such case in accordance with their terms, as though such grant, release, dedication or transfer, had not been effected and (iv) Lessee shall pay and perform any obligations of Lessor under such grant, release, dedication or transfer. Without limiting the effectiveness of the foregoing, provided that no Lease Event of Default shall have occurred and be continuing, Lessor shall, upon the request of Lessee, and at Lessee's sole cost and expense, execute and deliver any instruments necessary or appropriate to confirm any such grant, release, dedication or transfer to any Person permitted under this Section.


                        SECTION 13.  PERMITTED CONTESTS

                 13.1 Permitted Contests Other Than in Respect of Impositions. Except to the extent otherwise provided for in Section 12.2 of the Participation Agreement, Lessee, on its own or on Lessor's behalf but at Lessee's sole cost and expense, may contest, by appropriate administrative or judicial proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Legal Requirement, or utility charges payable pursuant to Section 4.1 or any Lien, attachment, levy, encumbrance or encroachment, and Lessor agrees not to pay, settle or otherwise compromise any such item, provided that (a) the commencement and continuation of such proceedings shall suspend the collection thereof from, and suspend the enforcement thereof against the applicable Properties, Lessor, the Agent and the Lenders; (b) there shall be no risk of the imposition of a Lien (other than a Permitted Lien) on any Property and no part of any Property nor any Rent would be in any danger of being sold, forfeited, lost or deferred; (c) at no time during the permitted contest shall there be a risk of the imposition of criminal liability or civil liability on Lessor, the Agent or any Lender for failure to comply therewith; and (d) in the event that, at any time, there shall be a material risk of extending the application of such item beyond the earlier of the Maturity Date and the Expiration Date for the applicable Property, then Lessee shall deliver to Lessor an Officer's Certificate certifying as to the matters set forth in clauses (a), (b) and (c) of this
Section 13.1. Lessor, at Lessee's sole cost and expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in connection with any such contest and, if reasonably requested by Lessee, shall join as a party therein at Lessee's sole cost and expense.


                             SECTION 14.  INSURANCE

                 14.1 Public Liability and Workers' Compensation Insurance. During the Term, Lessee shall procure and carry, at Lessee's sole cost and expense, commercial general liability insurance for claims for injuries or death sustained by persons or damage to property while on each Property. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by owners of similar properties and that are in accordance with normal industry practice, provided that Lessee shall be permitted to self-insure such liability up to $1,000,000. The policy shall be endorsed to name Lessor, the Agent and the Lenders as additional insureds. The policy shall also specifically provide that the policy shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which Lessor, the Agent or the Lenders may have in force. Lessee shall, in the operation of the Property, comply with the applicable workers' compensation laws and protect Lessor against any liability under such laws.

                 14.2 Hazard and Other Insurance. (a) During the Term, Lessee shall keep each Property insured against loss or damage by fire and other risks on terms and in amounts that are no less favorable than insurance maintained by owners of similar properties, that are in accordance with normal industry practice, are in amounts equal to the actual replacement cost of the Improvements. So long as no Lease Event of Default exists, any loss payable under the insurance policy required by this Section will be paid to and adjusted solely by Lessee, subject to Section 15. So long as no Lease Event of Default exists, any loss payable under any title insurance policy covering any Property will be paid to and adjusted solely by Lessee, subject to Section 15.

                 (b) If at any time during the Term the area in which any Property is located is designated a "flood-prone" area pursuant to the Flood Disaster Protection Act of 1973 or any amendments or supplements thereto, then Lessee shall comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as may be amended. In addition, Lessee will fully comply with the requirements of the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as each may be amended from time to time, and with any other Legal Requirement, concerning flood insurance to the extent that it apply to any Property.

                 14.3 Coverage. (a) Lessee shall furnish Lessor and the Agent with certificates showing the insurance required under Sections 14.1 and
14.2 to be in effect and naming Agent, the Lenders and the Lessor as an additional insured with respect to liability insurance and showing the mortgagee endorsement required by Section 14.3(c). All such insurance shall be at the cost and expense of Lessee. Such certificates shall include a provision in which the insurer agrees to provide thirty (30) days' advance written notice by the insurer to Lessor and the Agent in the event of cancellation or modification of such insurance. If a Lease Event of Default has occurred and is continuing and Lessor so requests, Lessee shall deliver to Lessor copies of all insurance policies required by this Lease.

                 (b) Lessee agrees that the insurance policy or policies required by this Lease shall include an appropriate clause pursuant to which such policy shall provide that it will not be invalidated should Lessee waive, in writing, prior to a loss, any or all rights of recovery against any party for losses covered by such policy. Lessee hereby waives any and all such rights against Lessor, the Agent and the Lenders to the extent of payments made under such policies.

                 (c) All insurance policies required by Section 14.2 shall include a "New York" or standard form mortgagee endorsement in favor of the Agent and, if available, the Lessor.

                 (d) Neither Lessor nor Lessee shall carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this Lease except that Lessor may carry separate liability insurance so long as (i) Lessee's insurance is designated as primary and in no event excess or contributory to any insurance Lessor may have in force which would apply to a loss covered under Lessee's policy and (ii) each such insurance policy will not cause Lessee's insurance required under this Lease to be subject to a coinsurance exception of any kind.

                 (e) Lessee shall pay as they become due all premiums for the insurance required by this Lease, shall renew or replace each policy prior to the expiration date thereof and shall promptly deliver to Lessor and the Agent certificates for renewal and replacement policies.

                     SECTION 15.  CONDEMNATION AND CASUALTY

                 15.1 Casualty and Condemnation. (a) Subject to the provisions of this Section 15 and Section 16 (in the event Lessee delivers, or is obligated to deliver, a Termination Notice), and prior to the occurrence and continuation of a Lease Default, Lessee shall be entitled to receive (and Lessor hereby irrevocably assigns to Lessee all of Lessor's right, title and interest in) any award, compensation or insurance proceeds to which Lessee or Lessor may become entitled by reason of their respective interests in a Property (i) if all or a portion of such Property is damaged or destroyed in whole or in part by a Casualty or (ii) if the use, access, occupancy, easement rights or title to such Property or any part thereof is the subject of a Condemnation; provided, however, if a Lease Default shall have occurred and be continuing such award, compensation or insurance proceeds shall be paid directly to Lessor or, if received by Lessee, shall be held in trust for Lessor, and shall be paid over by Lessee to Lessor, and provided further that in the event of any Casualty or Condemnation, the estimated cost of restoration of which is in excess of $1,000,000, any such award, compensation or insurance proceeds shall be paid directly to Lessor, or if received by Lessee, shall be held in trust for Lessor and shall be paid over by Lessee to Lessor.

                 (b) So long as no Lease Event of Default has occurred and is continuing, Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof; provided that if the estimated cost of restoration of the Property or the payment on account of such title defect is in excess of $1,000,000, then Lessor shall be entitled to participate in any such proceeding or action. At Lessee's reasonable request, and at Lessee's sole cost and expense, Lessor and the Agent shall participate in any such proceeding, action, negotiation, prosecution or adjustment. Lessor and Lessee agree that this Lease shall control the rights of Lessor and Lessee in and to any such award, compensation or insurance payment.

                 (c) If Lessor or Lessee shall receive notice of a Casualty or a possible Condemnation of a Property or any interest therein, Lessor or Lessee, as the case may be, shall give notice thereof to the other and to the Agent promptly after the receipt of such notice.

                 (d) In the event of a Casualty or receipt of notice by Lessee or Lessor of a Condemnation, Lessee shall, not later than thirty (30) days after such occurrence, deliver to Lessor and the Agent an Officer's Certificate stating that either (i) (x) such Casualty is not a Significant Casualty or (y) such Condemnation is neither a Total Condemnation nor a Significant Condemnation and that this Lease shall remain in full force and effect with respect to the applicable Property and, at Lessee's sole cost and expense, Lessee shall promptly and diligently restore the applicable Property in accordance with the terms of Section 15.1(e) or (ii) this Lease shall terminate with respect to the applicable Property in accordance with Section 16.1.

                 (e) If pursuant to this Section 15.1, this Lease shall continue in full force and effect following a Casualty or Condemnation with respect to the affected Property, Lessee shall, at its sole cost and expense, promptly and diligently repair any damage to the applicable Property caused by such Casualty or Condemnation in conformity with the requirements of Sections
10.1 and 11.1 using the as-built plans and specifications for the applicable Property (as modified to give effect to any subsequent Modifications, any Condemnation affecting the Property and all applicable Legal Requirements) so as to restore the applicable Property to the same condition, operation, function and value as existed immediately prior to such Casualty or Condemnation. In such event, title to the applicable Property shall remain with Lessor.

                 (f) In no event shall a Casualty or Condemnation with respect to which this Lease remains in full force and effect under this Section
15.1 affect Lessee's obligations to pay Rent pursuant to Section 3.1.

                 (g)    Notwithstanding anything to the contrary set forth in
Section 15.1(a) or Section 15.1(e), if during the Term a Casualty occurs with respect to a Property or Lessee receives notice of a Condemnation with respect to a Property, and following such Casualty or Condemnation, such Property cannot reasonably be restored on or before the date which is twelve months prior to the Maturity Date to substantially the same condition as existed immediately prior to such Casualty or Condemnation or before such day such Property is not in fact so restored, then Lessee shall exercise its Purchase Option with respect to such Property on the next Payment Date or irrevocably agree in writing to exercise the Maturity Date Purchase Option with respect to such Property, and in either such event such remaining Casualty or Condemnation proceeds shall be paid to the Agent, which shall pay such funds to Lessee upon the closing of the purchase of such Property.

                 15.2 Environmental Matters. (a) Promptly upon Lessee's actual knowledge of the presence of Hazardous Substances in any portion of a Property in concentrations and conditions that constitute an Environmental Violation, Lessee shall notify Lessor in writing of such condition. In the event of such Environmental Violation, Lessee shall, not later than thirty (30) days after Lessee has actual knowledge of such Environmental Violation, either deliver to Lessor and the Agent an Officer's Certificate and a Termination Notice with respect to such Property pursuant to Section 16.1, if applicable, or, at Lessee's sole cost and expense, promptly and diligently undertake any response, clean up, remedial or other action necessary to remove, cleanup or remediate the Environmental Violation in accordance with the terms of Section
9.1. If Lessee does not deliver a Termination Notice with respect to such Property pursuant to Section 16.1, Lessee shall, upon completion of remedial action by Lessee, cause to be prepared by an environmental consultant reasonably acceptable to Lessor a report describing the Environmental Violation and the actions taken by Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in full compliance with applicable Environmental Laws.

                 (b) In addition, Lessee shall provide to Lessor, within five (5) Business Days of receipt, copies of all written communications with any Governmental Authority relating to any Environmental Law in connection with any Property. Lessee shall also promptly provide such detailed reports of any such environmental claims as reasonably may be requested by Lessor and the Agent.

                         SECTION 16.  LEASE TERMINATION

                 16.1 Termination upon Certain Events. (a) If Lessor or Lessee shall have received notice of a Total Condemnation, then Lessee shall be obligated, within thirty (30) days after Lessee receives notice thereof, to deliver a written notice in the form described in Section 16.2(a) (a "Termination Notice") of the termination of this Lease with respect to the applicable Property.

                 (b) If either: (i) Lessee or Lessor shall have received notice of a Condemnation, and Lessee shall have delivered to Lessor an Officer's Certificate that such Condemnation is a Significant Condemnation; or
(ii) a Casualty occurs, and Lessee shall have delivered to Lessor an Officer's Certificate that such Casualty is a Significant Casualty; or (iii) an Environmental Violation occurs or is discovered and Lessee shall have delivered to Lessor an Officer's Certificate stating that, in the reasonable, good-faith judgment of Lessee, the cost to remediate the same will exceed 10% of the Property Cost of such Property; then, Lessee shall, simultaneously with the delivery of the Officer's Certificate pursuant to the preceding clause (i),
(ii) or (iii), deliver a Termination Notice with respect to the affected
Property.

                 16.2   Procedures.  (a)  A Termination Notice shall contain:
(i) notice of termination of this Lease with respect to the affected Property on a date not more than thirty (30) days after Lessor's receipt of such Termination Notice (the "Termination Date"); (ii) a binding and irrevocable agreement of Lessee to pay the Termination Value and purchase such Property on such Termination Date and (iii) the Officer's Certificate described in Section 16.1(b).

                 (b) On the Termination Date, Lessee shall pay to Lessor the Termination Value for the applicable Property, plus all amounts owing in respect of Rent for such Property (including Supplemental Rent) theretofore accruing and Lessor shall convey such Property to Lessee (or Lessee's designee) all in accordance with Section 19.1.


                              SECTION 17.  DEFAULT

                 17.1 Lease Events of Default. If any one or more of the following events (each a "Lease Event of Default") shall occur:

                 (a) Lessee shall fail to make payment of (i) any Basic Rent or any Supplemental Rent representing amounts owed under the Credit Agreement or the other Credit Documents within five (5) Business Days after the same has become due and payable or (ii) any Maximum Residual Guarantee Amount, Purchase Option Price or Termination Value after the same has become due and payable; or

                 (b) Lessee shall fail to make payment of any other Supplemental Rent due and payable within five (5) Business Days after receipt of notice thereof; or

                 (c)    Lessee shall fail to maintain insurance as required by
         Section 14; or

                 (d)    (i) subject to the limitations contained in Section
         17.7 as to the Lessee only, Lessee or any Guarantor shall fail to observe or perform any term, covenant or condition of Lessee or such Guarantor, respectively, under this Lease, the Participation Agreement, the Guarantee or any other Operative Agreement to which it is a party (other than those set forth in Section 17.1(a), (b) or (c) hereof) and such default shall remain unremedied for a period of 30 days, provided that such 30 day period shall be extended (up to a maximum period of 180 days) as to defaults which cannot be cured with the payment of money but are curable though not reasonably capable of cure within such 30 day period, provided that Lessee has commenced to cure such default prior to the end of such 30 day period and prosecutes such cure to completion or (ii) any representation or warranty by Lessee or any Guarantor, respectively, set forth in this Lease, the Guaranty or in any other Operative Agreement or in any document entered into in connection herewith or therewith or in any document, certificate or financial or other statement delivered in connection herewith or therewith shall be false or inaccurate in any material way; or

                 (e) an Agency Agreement Event of Default shall have occurred and be continuing; or

                 (f) Lessee or any Guarantor shall (i) admit in writing its inability to pay its debts generally as they become due, (ii) file a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof, (iii) make a general assignment for the benefit of its creditors, (iv) consent to the appointment of a receiver of itself or the whole or any substantial part of its property, (v) fail to cause the discharge of any custodian, trustee or receiver appointed for Lessee or any such Guarantor or the whole or a substantial part of its property within ninety (90) days after such appointment, or (vi) file a petition or answer seeking or consenting to reorganization under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof; or

                 (g) insolvency proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof shall be filed against Lessee or any Guarantor and not dismissed within ninety (90) days from the date of its filing, or a court of competent jurisdiction shall enter an order or decree appointing, without its consent of, a receiver of Lessee or any Guarantor or the whole or a substantial part of its property, and such order or decree shall not be vacated or set aside within ninety (90) days from the date of the entry thereof; or

                 (h) a Credit Agreement Event of Default shall have occurred and be continuing; or

                 (i) an event of default under the Corporate Credit Agreement shall have occurred and be continuing;

then, in any such event, Lessor may, in addition to the other rights and remedies provided for in this Section 17 and in Section 18.1, terminate this Lease by giving Lessee five (5) days notice of such termination, and this Lease shall terminate. Lessee shall, to the fullest extent permitted by law, pay as Supplemental Rent all costs and expenses incurred by or on behalf of Lessor, including fees and expenses of counsel, as a result of any Lease Event of Default hereunder.

                 17.2 Final Liquidated Damages. If a Lease Event of Default shall have occurred and be continuing, Lessor shall have the right to recover, by demand to Lessee and at Lessor's election, and Lessee shall pay to Lessor, as and for final liquidated damages, but exclusive of the indemnities payable under Section 13 of the Participation Agreement, and in lieu of all damages beyond the date of such demand the sum of (a) the Termination Value, plus (b) all other amounts owing in respect of Rent and Supplemental Rent theretofore accruing under this Lease. Upon payment of the amount specified pursuant to the first sentence of this Section 17.2, Lessee shall be entitled to receive from Lessor, at Lessee's request and cost, an assignment of Lessor's right, title and interest in the Properties, in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of all mortgages (including the Mortgages) and any Lessor Liens. Lessee (or Lessee's designee) shall execute and deliver to Lessor an assumption of all of Lessor's obligations under the Ground Leases, if any. The Properties shall be conveyed to Lessee (or Lessee's designee) "AS IS" and in their then present physical condition. If any statute or rule of law shall limit the amount of such final liquidated damages to less than the amount agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law; provided, that Lessee shall not be entitled to receive an assignment of Lessor's interest under the Ground Leases, if any, or in the Properties unless Lessee shall have paid in full the Termination Value of each of the Properties.

                 17.3 Lease Remedies. Lessor and Lessee intend that for commercial law and bankruptcy law purposes, this Lease will be treated as a financing arrangement, as set forth in Section 7. If, as a result of applicable state law, which cannot be waived, this Lease is deemed to be a lease of the Properties, rather than a financing arrangement, and Lessor is unable to enforce the remedies set forth in Section 17.2, the following remedies shall be available to Lessor:

                 (a) Surrender of Possession. If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall, upon thirty (30) days written notice, surrender to Lessor possession of the Property and Lessee shall quit the same. Lessor may enter upon and repossess the Property by such means as are available at law or in equity, and may remove Lessee and all other Persons and any and all personal property and Lessee's equipment and personalty and severable Modifications from the Property. Lessor shall have no liability by reason of any such entry, repossession or removal performed in accordance with applicable law.

                 (b) Reletting. If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessor may, but shall be under no obligation to, relet all, or any portion, of the Property, for the account of Lessee or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions (which may include concessions or free rent) and for such purposes as Lessor may determine, and Lessor may collect, receive and retain the rents resulting from such reletting.

Lessor shall not be liable to Lessee for any failure to relet the Property or for any failure to collect any rent due upon such reletting.

                 (c) Damages. None of (i) the termination of this Lease pursuant to Section 17.1; (ii) the repossession of the Property; or (iii) except to the extent required by applicable law, the failure of Lessor to relet all, or any portion, of the Property, the reletting of all or any portion thereof, nor the failure of Lessor to collect or receive any rentals due upon any such reletting shall relieve Lessee of its liability and obligations hereunder, all of which shall survive any such termination, repossession or reletting. If any Lease Event of Default shall have occurred and be continuing and notwithstanding any termination of this Lease pursuant to Section 17.1, Lessee shall forthwith pay to Lessor all Basic Rent and other sums due and payable hereunder to and including the date of such termination. Thereafter, on the days on which the Basic Rent or Supplemental Rent, as applicable, are payable under this Lease or would have been payable under this Lease if the same had not been terminated pursuant to Section 17.1 and until the end of the Term or what would have been the Term in the absence of such termination, Lessee shall pay Lessor, as current liquidated damages (it being agreed that it would be impossible accurately to determine actual damages) an amount equal to the Basic Rent and Supplemental Rent that are payable under this Lease or would have been payable by Lessee hereunder if this Lease had not been terminated pursuant to Section 17.1, less the net proceeds, if any, which are actually received by Lessor with respect to the period in question of any reletting of the Property or any portion thereof; provided that Lessee's obligation to make payments of Basic Rent and Supplemental Rent under this Section 17.4 shall continue only so long as Lessor shall not have received the amounts specified in Section 17.5 or Section 17.6. In calculating the amount of such net proceeds from reletting, there shall be deducted all of Lessor's, the Agent's and any Lenders' expenses in connection therewith, including repossession costs, brokerage commissions, fees and expenses for counsel and any necessary repair or alteration costs and expenses incurred in preparation for such reletting. To the extent Lessor receives any damages pursuant to this Section 17.4, such amounts shall be regarded as amounts paid on account of Rent.

                 (d) Acceleration of Rent. If a Lease Event of Default shall have occurred and be continuing, and this Lease shall not have been terminated pursuant to Section 17.1, and whether or not Lessor shall have collected any current liquidated damages pursuant to Section 17.3(c), Lessor may upon written notice to Lessee accelerate all payments of Basic Rent due hereunder and, upon such acceleration, Lessee shall immediately pay Lessor, as and for final liquidated damages and in lieu of all current liquidated damages on account of such Lease Event of Default beyond the date of such acceleration (it being agreed that it would be impossible accurately to determine actual damages) an amount equal to the sum of (a) all Basic Rent (assuming interest at a rate per annum equal to the Overdue Rate), as applicable, due from the date of such acceleration until the end of the Term, plus (b) the Maximum Residual Guarantee Amount that would be payable under Section 21.1(c) assuming the proceeds of the sale pursuant to such Section 21.1(c) are equal to zero, which sum is then discounted to present value at a rate equal to the rate then being paid on United States treasury securities with maturities corresponding to the then remaining Term. Following payment of such amount by Lessee, Lessee will be permitted to stay in possession of the Property for the remainder of the Term, subject to the terms and conditions of this Lease, including the obligation to pay Supplemental Rent, provided that no further Lease Event of Default shall occur and be continuing, following which Lessor shall have all the rights and remedies set forth in this Section 17 (but not including those set forth in this Section 17.3). If any statute or rule of law shall limit the amount of such final liquidated damages to less than the amount agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law.

                 17.4 Waiver of Certain Rights. If this Lease shall be terminated pursuant to Section 17.1, Lessee waives, to the fullest extent permitted by law, (a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or repossession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt; and (d) any other rights which might otherwise limit or modify any of Lessor's rights or remedies under this Section 17.

                 17.5 Assignment of Rights Under Contracts. If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall upon Lessor's demand immediately assign, transfer and set over to Lessor all of Lessee's right, title and interest in and to each agreement executed by Lessee in connection with the construction, renovation, development, use or operation of the Property (including all right, title and interest of Lessee with respect to all warranty, performance, service and indemnity provisions), as and to the extent that the same relate to the construction renovation, and operation of the Property.

                 17.6 Remedies Cumulative. The remedies herein provided shall be cumulative and in addition to (and not in limitation of) any other remedies available at law, equity or otherwise including any mortgage foreclosure remedies contained in the Memorandum of Lease.

                 17.7   Covenant Defaults.

                 (a) The occurrence of any event which would give rise to a Lease Default or Lease Event of Default pursuant to Section 17.1(d) for the failure by the Lessee to observe or perform any term, covenant or condition of Lessee under this Lease or the Participation Agreement relating to a specific Property (a "Covenant Default") shall not be deemed to be a Lease Default or a Lease Event of Default so long as the following conditions shall be satisfied:

                        (i) such Covenant Default does not relate to the breach by the Lessee of any of its obligations under this Lease or the other Operative Agreements with respect to any environmental matters or Environmental Claims;

                        (ii) such Covenant Default shall not have a Material Adverse Effect;

                        (iii) there is no material risk that such Covenant Default will cause any lien (other than a Permitted Exception) to attach to a Property or subject the Lessor or any Lender to any criminal liability;

                        (iv) there shall not at any time exist Covenant Defaults relating to Properties which have an aggregate Property Cost in excess of the lesser of (a) 10% of the Property Costs of all of the Properties and (b) $7,500,000 and

                        (v) the Lessee shall have delivered to Lessor an Officer's Certificate stating that, in reasonable, good faith judgment of Lessee, (a) the cost to remediate all such Covenant Defaults will not exceed $3,000,000 and (b) the costs to remediate any Covenant Default on a specific Property will not exceed 10% of the Property Cost of such Property.

                 (b)    If (i) each of the foregoing conditions set forth in
         Section 17.7(a) shall not be satisfied or (ii) such Covenant Default shall not be cured prior to the date which is twelve months prior to the Maturity Date, a Lease Event of Default shall be deemed to have occurred.


                      SECTION 18.  LESSOR'S RIGHT TO CURE

                 18.1   Lessor's Right to Cure Lessee's Lease Defaults.
Lessor, without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Event of Default for the account and at the sole cost and expense of Lessee, including the failure by Lessee to maintain any insurance required by Section 14, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of Lessee, enter upon any Property for such purpose and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All out-of-pocket costs and expenses so incurred (including the fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by Lessor, shall be paid by Lessee to Lessor on demand as Supplemental Rent.


                         SECTION 19.  LEASE TERMINATION

                 19.1 Provisions Relating to Lessee's Termination of this Lease or Exercise of Purchase Option. In connection with any termination of this Lease with respect to any Property pursuant to the terms of Section 16.2, or in connection with Lessee's exercise of its Purchase Option or Maturity Date Purchase Option, upon the date on which this Lease is to terminate with respect to the applicable Property or upon the Expiration Date with respect to the applicable Property, and upon tender by Lessee of the amounts set forth in
Section 16.2(b), 20.1 or 20.2, as applicable:

                 (a) Lessor shall execute and deliver to Lessee (or to Lessee's designee) at Lessee's cost and expense an assignment of Lessor's entire interest in the applicable Properties, in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of the applicable Mortgage and any Lessor Liens; and

                 (b) The applicable Property shall be conveyed to Lessee "AS IS" and in then present physical condition.

                 19.2 Aggregate Tranche A Percentage. Notwithstanding any other provision of this Lease or the other Operative Agreements, (i) the Lessee shall not be permitted to terminate this Lease with respect to a Property pursuant to Section 16 or exercise its Purchase Option with respect to a Property pursuant to Section
20.1 and (ii) Lessee shall not permit a Property to be sold pursuant to Section 21.1(b) and Lessor shall not be obligated to accept a bid and sell a Property pursuant to Section 21.1(b) if, in the case of either clause (i) or (ii) above, the Aggregate Tranche A Percentage, after giving effect to the termination of the Lease with respect to such Property, would be less than 82.50%.


                          SECTION 20.  PURCHASE OPTION

                 20.1 Purchase Option. At any time prior to the commencement of the Marketing Period and provided that neither the Agent nor any Lender has commenced foreclosure proceedings or other proceedings initiating a sale of a Property under any of the Mortgages, Lessee shall have the option (exercisable by giving Lessor irrevocable written notice (the "Purchase Notice") of Lessee's election to exercise such option not less than ten (10) days prior to the date of purchase pursuant to such option) to purchase one or more of the Properties on the date specified in such Purchase Notice at a price equal to the Termination Value (the "Purchase Option Price") (which the parties do not intend to be a "bargain" purchase price) of such Property. If Lessee exercises its option to purchase one or more of the Properties pursuant to this Section
20.1 (the "Purchase Option"), Lessor shall transfer to Lessee or Lessee's designee all of Lessor's right, title and interest in and to such Property as of the date specified in the Purchase Notice upon receipt of the Purchase Option Price and all Rent and other amounts then due and payable under this Lease and any other Operative Agreement, in accordance with Section 19.1.

                 20.2 Maturity Date Purchase Option. Not less than twelve months prior to the Maturity Date, Lessee may give Lessor and Agent irrevocable written notice (the "Maturity Date Election Notice") that Lessee is electing to exercise the Maturity Date Purchase Option. If Lessee does not give a Maturity Date Election Notice on or before the date twelve months prior to the Maturity Date, then Lessee shall be obligated to remarket the Properties pursuant to
Section 21.1. If Lessee has elected to exercise the Maturity Date Purchase Option, then on the Maturity Date Lessee shall pay to Lessor an amount equal to the Termination Value for all the Properties (which the parties do not intend to be a "bargain" purchase price) and, upon receipt of such amount plus all Rent and other amounts then due and payable under this Lease and any other Operative Agreement, Lessor shall transfer to Lessee or Lessee's designee all of Lessor's right, title and interest in and to the Properties in accordance with Section 19.1.

                 20.3 Obligation to Purchase All Properties. If on the date which is twelve months prior to the Maturity Date the then Termination Value of all the Properties (including any Substitute Property) is less than the Maximum Purchase Option Amount, then the Lessee shall be required to exercise its Purchase Option on the Maturity Date with respect to all remaining Properties.

                         SECTION 21.  SALE OF PROPERTY

                 21.1 Sale Procedure. (a) With respect to each Property, at the expiration of the Term, unless Lessee shall have elected to purchase such Property and has paid the Purchase Option Price with respect thereto, or otherwise terminated this Lease with respect thereto and paid the Termination Value with respect thereto, Lessee shall (i) pay to Lessor the Maximum Residual Guarantee Amount for such Property, and (ii) sell such Property to one or more third parties for cash in accordance with
Section 21.1(b).

                 (b) During the Marketing Period, Lessee, as nonexclusive broker for Lessor, shall use its best efforts to obtain bids for the cash purchase of each Property being sold for the highest price available, shall notify Lessor promptly of the name and address of each prospective purchaser and the cash price which each prospective purchaser shall have offered to pay for such Property and shall provide Lessor with such additional information about the bids and the bid solicitation procedure as Lessor may request from time to time. Lessor may reject any and all bids and may assume sole responsibility for obtaining bids by giving Lessee written notice to that effect; provided, however, that notwithstanding the foregoing, Lessor may not reject a bid if such bid is greater than or equal to the sum of the Limited Recourse Amount and all costs and expenses referred to in Section 21.1(i) and is a bona fide offer by a third party purchaser who is not an Affiliate of Lessee. If the price which a prospective purchaser shall have offered to pay for all or any of the Properties is less than the sum of the Limited Recourse Amount and all costs and expenses referred to in Section 21.1(i), Lessor may elect to retain the Property by giving Lessee at least two Business Days' prior written notice of Lessor's election to retain the Property, and upon receipt of such notice, Lessee shall surrender the Property to Lessor pursuant to Section 10.1(c). Unless Lessor shall have elected to retain the Property pursuant to the preceding sentence, Lessor shall sell the Property free of any Lessor Liens attributable to it, without recourse or warranty, for cash to the purchaser or purchasers identified by Lessee or Lessor, as the case may be. Lessee shall surrender the Property so sold to each purchaser in the condition specified in
Section 10.1.

                 (c) On each date during the Marketing Period on which a Property is sold pursuant to Section 21.1(b), and on the Maturity Date with respect to any Properties remaining unsold, Lessee shall pay to Lessor the Maximum Residual Guarantee Amount for such Property.

                 21.2 Application of Proceeds of Sale. Lessor shall apply the proceeds of sale of each Property in the following order of priority:

                     (i) FIRST, to pay or to reimburse Lessor for the payment of all reasonable costs and expenses incurred by Lessor in connection with the sale; and

                    (ii) SECOND, the balance shall be paid to the Agent to be applied pursuant to the provisions of the Credit Agreement.

                 21.3 Indemnity for Excessive Wear. If the proceeds of the sale described in Section 21.1(b) with respect to any Property, less all expenses incurred by Lessor in connection with such sale, shall be less than the Limited Recourse Amount for such Property at the time of such sale and if it shall have been determined (pursuant to the Appraisal Procedure) that the Fair Market Sales Value of such Property shall have been impaired by greater than expected wear and tear during the Term, Lessee shall pay to Lessor within ten (10) days after receipt of Lessor's written statement (i) the amount of such excess wear and tear determined by the Appraisal Procedure or (ii) the amount of the Net Sale Proceeds Shortfall, whichever amount is less.

                 21.4 Appraisal Procedure. For determining the Fair Market Sales Value of a Property or any other amount which may, pursuant to any provision of any Operative Agreement, be determined by an appraisal procedure, Lessor and Lessee shall use the following procedure (the "Appraisal Procedure"). Lessor and Lessee shall endeavor to reach a mutual agreement as to such amount for a period of ten (10) days from commencement of the Appraisal Procedure, and if they cannot agree within ten (10) days, then two qualified appraisers, one chosen by Lessee and one chosen by Lessor, shall mutually agree thereupon, but if either party shall fail to choose an appraiser within twenty
(20) days after notice from the other party of the selection of its appraiser, then the appraisal by such appointed appraiser shall be binding on Lessee and Lessor. If the two appraisers cannot agree within twenty (20) days after both shall have been appointed, then a third appraiser shall be selected by the two appraisers or, failing agreement as to such third appraiser within thirty (30) days after both shall have been appointed, by the American Arbitration Association. The decisions of the three appraisers shall be given within twenty (20) days of the appointment of the third appraiser and the decision of the appraiser most different from the average of the other two shall be discarded and such average shall be binding on Lessor and Lessee; provided that if the highest appraisal and the lowest appraisal are equidistant from the third appraisal, the third appraisal shall be binding on Lessor and Lessee.
The fees and expenses of all of the appraisers shall be paid by the Lessee.

                 21.5 Certain Obligations Continue. During the Marketing Period, the obligation of Lessee to pay Rent with respect to each Property (including the installment of Basic Rent due on the Maturity Date) shall continue undiminished until payment in full to Lessor of the sale proceeds, the Maximum Residual Guarantee Amount, if any, the amount due under Section 21.3, if any, and all other amounts due to Lessor with respect to the Property. Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this
Section 21.


                           SECTION 22.  HOLDING OVER

                 22.1 Holding Over. If Lessee shall for any reason remain in possession of a Property after the expiration or earlier termination of this Lease (unless the Property is conveyed to Lessee), such possession shall be as a tenancy at sufferance during which time Lessee shall continue to pay Supplemental Rent that would be payable by Lessee hereunder were the Lease then in full force and effect with respect to such Property and Lessee shall continue to pay Basic Rent at an annual rate equal to the rate payable hereunder immediately preceding such expiration or earlier termination; provided, however, that from and after the sixtieth (60th) day Lessee shall remain in possession of such Property after such expiration or earlier termination, Lessee shall pay Basic Rent at an annual rate equal to two hundred percent (200%) of the Basic Rent payable hereunder immediately preceding such expiration or earlier termination. Such Basic Rent shall be payable from time to time upon demand by Lessor. During any period of tenancy at sufferance, Lessee shall, subject to the second preceding sentence, be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue its occupancy and use of the Property. Nothing contained in this Section 22 shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease as to any Property and nothing contained herein shall be read or construed as preventing Lessor from maintaining a suit for possession of any Property or exercising any other remedy available to Lessor at law or in equity.


                           SECTION 23.  RISK OF LOSS

                 23.1   Risk of Loss.       The risk of loss of or decrease in
the enjoyment and beneficial use of the Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by Lessee, and Lessor shall in no event be answerable or accountable therefor.

                     SECTION 24.  SUBLETTING AND ASSIGNMENT

                 24.1 Subletting and Assignment. Lessee may not assign this Lease or any of its rights or obligations hereunder in whole or in part other than to any Guarantor, provided that notwithstanding any such assignment, Lessee shall not be released and shall remain obligated for all of its obligations under this Lease and the other Operative Agreements. Lessee may, without the consent of Lessor, sublease the Property or a portion thereof to any Person. No sublease or other relinquishment of possession of the Property shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder and Lessee shall remain directly and primarily liable under this Lease as to the Property, or any portion thereof, so sublet. Any sublease of the Property shall be made subject to and subordinate to this Lease and to the rights of Lessor hereunder, and shall expressly provide for the surrender of the Property after a Lease Event of Default hereunder and such sublease shall expressly provide for termination at or prior to the Expiration Date.

                 24.2 Subleases. Promptly following the execution and delivery of any sublease permitted by this Section 24, Lessee shall deliver a copy of such executed sublease to Lessor and the Agent.


                       SECTION 25.  ESTOPPEL CERTIFICATES

                 25.1 Estoppel Certificates. At any time and from time to time upon not less than twenty (20) days' prior request by Lessor, the Lessee shall furnish to the Lessor a certificate signed by an individual having the office of vice president or higher in the Certifying Party certifying that this Lease is in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications); the dates to which the Basic Rent and Supplemental Rent have been paid; to the best knowledge of the signer of such certificate, whether or not the Lessor is in default under any of its obligations hereunder (and, if so, the nature of such alleged default); and such other matters under this Lease as the Lessor may reasonably request. Any such certificate furnished pursuant to this Section 25 may be relied upon by the Lessor, and any existing or prospective mortgagee, purchaser or lender, and any accountant or auditor, of, from or to the Lessor (or any Affiliate thereof).

                             SECTION 26.  NO WAIVER

                 26.1 No Waiver. No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.


                      SECTION 27.  ACCEPTANCE OF SURRENDER

                 27.1 Acceptance of Surrender. Except as otherwise expressly provided in this Lease, no surrender to Lessor of this Lease or of all or any portion of the Property or of any interest therein shall be valid or effective unless agreed to and accepted in writing by Lessor and, prior to the payment or performance of all obligations under the Credit Documents, the Agent, and no act by Lessor or the Agent or any representative or agent of Lessor or the Agent, other than a written acceptance, shall constitute an acceptance of any such surrender.


                        SECTION 28.  NO MERGER OF TITLE

                 28.1 No Merger of Title. There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, (b) the fee estate in the Property, except as may expressly be stated in a written instrument duly executed and delivered by the appropriate Person, or (c) a beneficial interest in Lessor.


                              SECTION 29.  NOTICES

                 29.1 Notices. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing by nationally recognized courier service and any such notice shall become effective one Business Day after delivery to such nationally recognized courier service specifying overnight delivery and shall be directed to the address of such Person as indicated:

                 If to Lessee:

                 Living Centers Holding Company
                 15415 Katy Freeway, Suite 800
                 Houston, Texas  77094
                 Attn:  Mr. Boyd Gentry
                 Telecopy No.: (713) 578-4735

                 If to Lessor:

                 FBTC Leasing Corp.
                 Two World Trade Center
                 New York, New York  10048
                 Attn:  Mr. Carl Marcantonio
                 Telecopy No.: (212) 321-9408

                 with a copy to the Agent:

                 The Chase Manhattan Bank
                 270 Park Avenue
                 New York, New York
                 Attn:  Global Lease Finance
                 Telecopy No.: (212) 270-2132



or such additional parties and/or other address as such party may hereafter designate.


                           SECTION 30.  MISCELLANEOUS

                 30.1 Miscellaneous. Anything contained in this Lease to the contrary notwithstanding, all claims against and liabilities of Lessee or Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination. If any term or provision of this Lease or any application thereof shall be declared invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby. If any right or option of Lessee provided in this Lease, including any right or option described in Sections 15, 16, 22 or 21, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in or the suspension of the power of alienation of property, then such right or option shall be exercisable only during the period which shall end twenty-one (21) years after the date of death of the last survivor of the descendants of Franklin D. Roosevelt, the former President of the United States, Henry Ford, the deceased automobile manufacturer, and John D. Rockefeller, the founder of the Standard Oil Company, known to be alive on the date of the execution and delivery of this Lease.

                 30.2 Amendments and Modifications. Neither this Lease nor any provision hereof may be amended, waived, discharged or terminated except by an instrument in writing signed by Lessor and Lessee.

                 30.3 Successors and Assigns. All the terms and provisions of this Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                 30.4 Headings and Table of Contents. The headings and table of contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                 30.5 Counterparts. This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

                 30.6 GOVERNING LAW. THIS LEASE HAS BEEN DELIVERED IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT AS TO MATTERS RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF LIENS AND SECURITY INTERESTS AND THE EXERCISE OF REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE APPLICABLE PROPERTY IS LOCATED.

                 30.7 Limitations on Recourse. The parties hereto agree that the Lessor shall have no personal liability whatsoever to the Lessee or its respective successors and assigns for any claim based on or in respect of this Lease or any of the other Operative Agreements or arising in any way from the transactions contemplated hereby or thereby; provided, however, that the Lessor shall be personally liable (a) for its own willful misconduct or gross negligence, (b) for liabilities that result from its breach of any of its covenants, agreements or obligations set forth in or from any misrepresentation of Lessor in any of the Operative Agreements, (c) for any Tax based on or measured by any fees, commission or compensation received by it for acting as the Lessor as contemplated by the Operative Agreements or (d) as the other Operative Agreements expressly provide that the Lessor shall have personal liability. It is understood and agreed that, except as provided in the preceding proviso: (i) the Lessor shall have no personal liability under any of the Operative Agreements as a result of acting pursuant to and consistent with any of the Operative Agreements; (ii) all obligations of the Lessor to the Lessee are solely nonrecourse obligations and shall be enforceable solely against the interest of the Lessor in the Properties; and (iii) all such personal liability of the Lessor is expressly waived and released as a condition of, and as consideration for, the execution and delivery of the Operative Agreements by the Lessor.

                 30.8 Memorandum of Lease. This Lease shall not be recorded, but Lessor and Lessee shall, upon the execution and delivery of each Lease Supplement, execute and deliver a memorandum of this Lease (a "Memorandum of Lease") substantially in the form of Exhibit B and otherwise in form suitable for recording under the laws of the jurisdiction in which the Property covered by such Memorandum of Lease is located, which memorandum shall be recorded at Lessee's sole cost and expense.

                 30.9 Priority. On and prior to the Maturity Date, the Mortgages shall be subject and subordinate to this Lease and following the Maturity Date, the Mortgages, at the sole election of the Agent, shall be senior to this Lease without any further act by any Person.

                                  SECTION 31.

                 31.1 Ground Lease. During the Basic Term, Lessee shall observe and perform all of the obligations of Lessor under any Ground Lease (including the payment of all rent and other amounts thereunder) and, in connection therewith, shall, prior to the occurrence and continuation of a Lease Event of Default, have the benefit of all of Lessor's rights as lessee under any Ground Lease.

                 IN WITNESS WHEREOF, the parties have caused this Lease be duly executed and delivered as of the date first above written.

                                        LIVING CENTERS HOLDING COMPANY


                                        By: /s/ Boyd P. Gentry
                                           ---------------------------
                                        Name:   Boyd P. Gentry
                                        Title:  Vice President


                                        FBTC LEASING CORP.


                                        By: /s/ Akihiro Hashimoto
                                           ---------------------------
                                        Name:   Akihiro Hashimoto
                                        Title:  Treasurer

================================================================================

                            PARTICIPATION AGREEMENT


                                     among


                        LIVING CENTERS HOLDING COMPANY,
                                   as Lessee,


                              FBTC LEASING CORP.,
                            a New York corporation,
                                   as Lessor,


                           THE CHASE MANHATTAN BANK,
                                as Agent for the
                                    Lenders,

         THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, NEW YORK BRANCH,
               CREDIT LYONNAIS NEW YORK BRANCH and THE FUJI BANK,
                           LIMITED (HOUSTON AGENCY),
                                  as Co-Agents

                                      and

                           THE LENDERS PARTIES HERETO


                         ______________________________

                          Dated as of October 10, 1996
                         ______________________________

                                                    TABLE OF CONTENTS
                                                    -----------------
                                                                                                                     Page
                                                                                                                     ----

SECTION 1.  THE LOANS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

SECTION 2.  LESSOR CONTRIBUTION.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

         2.1.     Lessor Contribution   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         2.2.     Allocated Lessor Yield  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

SECTION 3.  SUMMARY OF THE TRANSACTIONS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

         3.1.     Operative Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         3.2.     Property Purchase and Lease.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         3.3.     Construction of Improvements; Lease of Improvements.  . . . . . . . . . . . . . . . . . . . . . . .   3
         3.4.     Aggregate Tranche A Percentage; Maximum Residual Guarantee Amount   . . . . . . . . . . . . . . . .   3

SECTION 4.  THE CLOSINGS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

         4.1.     Initial Closing Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         4.2.     Subsequent Funding Dates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

SECTION 5.  FUNDING OF ADVANCES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

         5.1.     General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         5.2.     Procedures for Funding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

SECTION 6.  CONDITIONS OF THE CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

         6.1.     Conditions to Loans and Lessor Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         6.2.     Conditions to the Lessor's and the Lenders' Obligations to Make Advances to pay Property
                  Acquisition Costs   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         6.3.     Conditions to the Lessor's and the Lenders' Obligations to Make Advances to pay Project Costs
                  for Construction on any Property.     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

SECTION 7.  REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

         7.1.     Representations and Warranties of Lessor on the Initial Closing Date  . . . . . . . . . . . . . . .  12
         7.2.     Representations and Warranties of the Lessee on the Initial Closing Date. . . . . . . . . . . . . .  14
         7.3.     Representations and Warranties of the Lessee on Property Closing Dates  . . . . . . . . . . . . . .  18
         7.4.     Representations and Warranties of the Lessee Upon each Funding Date   . . . . . . . . . . . . . . .  21





                                     xlviii

Caption>
                                                                                                                       Page
                                                                                                                       ----
SECTION 8.  PAYMENT OF CERTAIN EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

         8.1.  Transaction Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         8.2.  Brokers' Fees and Stamp Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         8.3.  Certain Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         8.4.  Credit Agreement and Related Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         8.5.  Facility Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

SECTION 9.        OTHER COVENANTS AND AGREEMENTS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

         9.1.  Covenants of the Lessor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         9.2.  Repayment of Certain Amounts on Maturity Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         9.3.  Amendment of Certain Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         9.4.  Proceeds of Casualty or Condemnation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

SECTION 10.  CREDIT AGREEMENT.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

         10.1.  Lessee's Credit Agreement Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

SECTION 11.       TRANSFER OF INTEREST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

         11.1.  Restrictions on Transfer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         11.2.  Effect of Transfer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

SECTION 12.  INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

         12.1.  General Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         12.2.  General Tax Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

SECTION 13.  MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

         13.1.  Survival of Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         13.2.  No Broker, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         13.3.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         13.4.  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         13.5.  Amendments and Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         13.6.  Headings, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         13.7.  Parties in Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         13.8.  GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         13.9.  Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         13.10.  Rights of Lessee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         13.11.  Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36





                                      xlix

Caption>
                                                                                                                       Page
                                                                                                                       ----
         13.12.  Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         13.13.  No Representation or Warranty  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         13.14.  Confidentiality. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36


Exhibits
--------

Exhibit A-1              Form of Mortgage and Security Agreement
Exhibit A-2              Form of Deed of Trust and Security Agreement
Exhibit B                Form of Assignment of Leases
Exhibit C                Form of Requisition
Exhibit D-1              Form of Opinion of Local Counsel





                                       l

                 PARTICIPATION AGREEMENT, dated as of October 10, 1996 (this "Agreement"), among LIVING CENTERS HOLDING COMPANY, a Delaware corporation (the "Lessee"); FBTC LEASING CORP., a New York corporation (the "Lessor"); THE CHASE MANHATTAN BANK, a New York banking corporation, as agent (in such capacity, the "Agent") for the Lenders, THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, NEW YORK BRANCH, CREDIT LYONNAIS NEW YORK BRANCH and THE FUJI BANK, LIMITED (HOUSTON AGENCY), as co-agents (each such co-agent, individually, a "Co-Agent"; collectively, the "Co-Agents") and each of the financial institutions listed on the signature pages hereof (each, a "Lender"; collectively, the "Lenders"). Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in Annex A hereto.

                             Preliminary Statement
                             ---------------------

                 In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                             SECTION 1.  THE LOANS.

                 The Lenders have agreed to make loans to the Lessor in an aggregate principal amount of up to $67,000,000 in order for the Lessor to acquire the Properties, to develop and construct the Improvements (if such Property is not a Completed Property) in accordance with the Construction Contract and the Agency Agreement, and to pay other Project Costs, and in consideration of the receipt of the proceeds of such Loans, the Lessor will issue the Tranche A Notes and the Tranche B Notes.

                 The Loans shall be made and the Notes shall be issued pursuant to the Credit Agreement. Pursuant to this Agreement and the Credit Agreement, the Loans will be made to the Lessor from time to time at the request of the Lessee for the purpose of providing funds to the Lessor to acquire one or more parcels of Land, and, if such Property is not a Completed Property, to construct the Improvements in accordance with the Plans and Specifications.

                 The Loans and the obligations of the Lessor under the Credit Agreement shall be secured by, inter alia, (i) a first priority assignment of the Lease, granted pursuant to the Assignment of Leases and consented to by the Lessee pursuant to the Consent to Assignment (in each case in the respective forms set forth in Exhibit B hereto), (ii) a first priority assignment of the Agency Agreement, granted pursuant to the Contract Assignment and consented to by the Construction Agent pursuant to the Consent to Contract Assignment; and
(iii) a first priority mortgage lien on each Property pursuant to a Mortgage in the form set forth on Exhibit A-1 or Exhibit A-2 hereto, as applicable.

                 The obligations of the Lessor under the Credit Agreement shall be guaranteed by each of the Guarantors to the extent provided in the Guarantee.

                        SECTION 2.  LESSOR CONTRIBUTION.

                 2.1. Lessor Contribution. Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto, on each Funding Date the Lessor shall make an equity contribution (each, a "Lessor Contribution") in an amount equal to 3% of the amount of the Advance requested by the Construction Agent in the Requisition for such Funding Date. The aggregate amount of Lessor Contributions made by the Lessor shall not exceed the Lessor Commitment. The Lessor shall use the Lessor Contributions to pay a portion of the Project Costs simultaneously and pro rata with the fundings by the Lenders.


                 2.2. Allocated Lessor Yield. With respect to each Construction Period Property, on each date which is one Business Day prior to any date on which the Lessor is entitled to a payment on account of the Lessor Yield, the Construction Agent shall be deemed to have requested that the Lessor make a Lessor Contribution in an amount equal to the Lessor Yield due and payable on such date with respect to the Construction Period Properties solely for the purpose of paying such Lessor Yield which is then due and payable.


                    SECTION 3.  SUMMARY OF THE TRANSACTIONS.

                 3.1. Operative Agreements. On the Initial Closing Date, each of the respective parties thereto shall execute and deliver this Agreement, the Lease, the Construction Contract, the Agency Agreement, the Notes, the Guarantee, the Credit Agreement, the Contract Assignment, the Consent to Contract Assignment and such other documents, instruments, certificates and opinions of counsel as agreed to by the parties hereto.

                 3.2. Property Purchase and Lease. (a) On each Property Closing Date and subject to the terms and conditions of this Agreement and the Credit Agreement (i) the Lessor will make a Lessor Contribution in accordance with Section 2 hereof, (ii) the Lenders will make loans in accordance with
Section 5 hereof and the terms and provisions of the Credit Agreement, (iii) the Lessor will purchase all right, title and interest in and to each Property identified by the Construction Agent pursuant to the Agency Agreement with respect to such Property Closing Date, and (iv) the Lessor will simultaneously lease (or sublease, as the case may be) all of its right, title and interest in the Property to the Lessee by delivering a Lease Supplement pursuant to the Lease.

                 (b) On each Property Closing Date, the Lessee shall certify to the Agent on the Property Closing Certificate, delivered pursuant to Section 6.2(a), the Maximum Residual Guarantee Amount for each Property being acquired on such Property Closing Date. The Maximum Residual Guarantee Amount so certified shall be the Maximum Residual Guarantee Amount for such Properties for the duration of the Term.

                 (c) No Property Closing Date shall occur after the sixth anniversary of the Initial Closing Date.

         3.3.   Construction of Improvements; Lease of Improvements.
(a) On each Property Closing Date (provided such Property is not a Completed Property), the Lessor and Lessee will execute and deliver an Agency Agreement Supplement, dated as of such Property Closing Date, pursuant to which the Lessee will agree to act as Construction Agent and to perform the Lessor's obligations under the Construction Contract in connection with the completion of the construction of the Improvements on such Property.

                 (b) On each Property Closing Date or the Construction Commencement Date, if later, provided that the applicable Property Closing Certificate indicates that the cost of the Land is greater than or equal to 25% of the Property Cost for such Property (a "Twenty-Five Percent Property"), the Lessor and the Lessee shall execute and deliver an additional Lease Supplement pursuant to which the Lessor will lease (or sublease, as the case may be) all of its right, title and interest in such Improvements to the Lessee. Notwithstanding that the Improvements on a Twenty-Five Percent Property (whether existing on the date of acquisition of the Land or to be constructed pursuant to the Agency Agreement) may be leased by a separate Lease Supplement, the term "Property" shall include the Land and the Improvements.

                 (c) If the Property Closing Certificate indicates that the cost of the Land is less than 25% of the Property Cost, no additional Lease Supplement will be required to be delivered and the Land and the Improvements will be leased on the Property Closing Date under the Lease Supplement delivered pursuant to Section 6.2(d) and the term "Property" will be deemed to mean Land and Improvements.

                 (d) On each Property Closing Date, the Lessor and Lessee will execute and deliver a Memorandum of Lease which will be recorded in the real estate records in the county where such Property is located.


  3.4.   Aggregate Tranche A Percentage; Maximum Residual Guarantee Amount.

                 (a) Notwithstanding any other provision of this Agreement or the other Operative Agreements, the Lessee and the Lessor agree that in no event shall the Lessor acquire and lease pursuant to the execution and delivery of a Lease Supplement any Property if the Aggregate Tranche A Percentage after giving effect to the acquisition and lease pursuant to the execution and delivery of a Lease Supplement of such Property would be less than 82.5%.

                 (b) Notwithstanding any other provision of this Agreement or the other Operative Agreements, the Lessee and the Lessor agree that in no event shall the Lessor acquire and lease pursuant to the execution and delivery of a Lease Supplement any Property if the Maximum Residual Guarantee Amount with respect to such Property would be less than

80% of Budgeted Total Property Costs with respect to such Property upon the acquisition of such Property.

                          SECTION 4.  THE CLOSINGS.

                 4.1.   Initial Closing Date.   All documents and instruments
required to be delivered on the Initial Closing Date shall be delivered at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York, or at such other location as may be determined by the Agent and the Lessee.

                 4.2. Subsequent Funding Dates. The Lessee shall deliver to the Lessor and the Agent a Requisition appropriately completed, in connection with each Funding Date.


                       SECTION 5.  FUNDING OF ADVANCES.

                 5.1. General. To the extent funds have been made available to the Borrower under the Credit Agreement, such funds, along with the Lessor Contributions, will be applied by the Construction Agent from time to time in accordance with the terms and conditions of this Agreement and the other Operative Agreements in order to: (i) allow the Lessor, at the direction of the Lessee, to acquire the Land in accordance with the terms of this Agreement and the other Operative Agreements; (ii) allow the Lessor, on behalf of the Lessee, to pay Transaction Expenses; (iii) permit the Construction Agent to construct the Improvements (provided that such Property is not a Completed Property) in accordance with the Plans and Specifications and the terms of the Construction Contract, the Agency Agreement, the Lease and the other Operative Agreements; and (iv) pay all other Project Costs.

                 5.2. Procedures for Funding. (a) Not less than three Business Days prior to each proposed Funding Date, the Construction Agent shall deliver to the Lessor and the Agent, a requisition (a "Requisition"), appropriately completed, in the form of Exhibit C hereto.

                 (b) Each Requisition shall: (i) be irrevocable; and (ii) request funds in an amount of at least $500,000 (or such lesser amount as shall be equal to the total aggregate of the Available Commitments plus the Available Lessor Commitment at such time) for the payment of Property Acquisition Costs or other Project Costs which have previously been incurred and were not the subject of and funded pursuant to a prior Requisition, in each case as specified in the Requisition.

                 (c) So long as no Default or Event of Default has occurred and is continuing and subject to the satisfaction of the conditions set forth in Sections 6.1, 6.2 and/or 6.3, as applicable, on each Funding Date (i) the Lenders shall make Loans to the Lessor in an aggregate amount equal to 97% of the funds specified in any Requisition, up to an aggregate principal amount equal to the aggregate Available Commitments; (ii) the Lessor shall make a Lessor Contribution in an amount equal to 3% of the funds specified in any Requisition, up to an amount equal to the Available Lessor Commitment; and
(iii) the total amount of such Loans
and Lessor Contribution made on such date shall be paid to the Disbursement Account, provided, however, amounts requested to be disbursed into the Disbursement Account may be used to pay Project Costs reasonably anticipated by the Construction Agent to be incurred within 60 days of the applicable Funding Date. There shall in no event be an amount in excess of $2,600,000 in the Disbursement Account and the Agent shall at all times retain the right to demand that funds remaining in the Disbursement Account, after outstanding checks have cleared, be immediately returned to the Agent for distribution to the Lenders and the Lessor. So long as no Default or Event of Default has occurred and is continuing and subject to the satisfaction of the conditions set forth in Sections 6.1, 6.2 and/or 6.3, as applicable, on each date on which the Construction Agent is required to pay Project Costs the Construction Agent shall cause funds to be disbursed from the Disbursement Account to pay such Project Costs. The Construction Agent may cause funds on account in the Disbursement Account to be invested in Permitted Investments.

                 5.3. Substitute Properties. Neither the Lessor nor any Lender shall have any commitment to fund any amount in excess of the principal amount of Loans outstanding on the last day of the fourth Loan Year. If, however, during the fifth or sixth Loan Years, the Lessee purchases one or more Properties pursuant to the provisions of the Lease and the Loans are prepaid in accordance with Section 2.5 of the Credit Agreement, the Lessee may cause the Lessor to purchase one or more substitute Properties (each, a "Substitute Property", collectively, the "Substitute Properties"), provided that (a) the Property Cost with respect to each Substitute Property may not be in excess of the Property Cost of the Property for which it is being substituted, (b) the aggregate Property Cost of all Substitute Properties may not exceed 20% of the aggregate Property Cost of all of the Properties on the last day of the fourth Loan Year, provided, however, any Substitute Property which is purchased by the Lessor in substitution of a Property previously purchased by the Lessee in order to cure an existing Covenant Default (as evidenced by an Officer's Certificate of the Lessee) shall not be considered a Substitute Property for the purposes of the foregoing limitation contained in this clause (b) and (c) all of the conditions to the making of Advances and Lessor Contributions contained in this Agreement, the Credit Agreement and any other Operative Agreement shall have been satisfied on or prior to the applicable Funding Date.

              SECTION 6.  CONDITIONS OF THE CLOSINGS AND ADVANCES

                 6.1. Conditions to Loans and Lessor Contributions. The agreement of each Lender to make Loans and the Lessor to make Lessor Contributions, is subject to the satisfaction, immediately prior to or concurrently with the making of such Loans and Lessor Contribution, of the following conditions precedent:

                        (a) Operative Agreements. Each of the Operative Agreements shall have been duly authorized, executed, acknowledged and delivered by the parties thereto and shall be in full force and effect, and no default shall exist thereunder (both before and after giving effect to the transactions contemplated by the Operative Agreements), and the Agent, the Lenders and the Lessor shall have received a fully executed copy of each of the Operative Agreements (other than the Notes of which the Agent shall have received the originals thereof);

                        (b) Taxes. All taxes, fees and other charges in connection with the execution, delivery, and, where applicable, recording, filing and registration of the Operative Agreements shall have been paid or provisions for such payment shall have been made to the satisfaction of the Agent and the Lessor;

                        (c) Governmental Approvals. All necessary (or, in the reasonable opinion of the Agent, the Lessor and their respective counsel, advisable) Governmental Actions, in each case required by any law or regulation enacted, imposed or adopted on or after the date hereof or by any change in fact or circumstances since the date hereof, shall have been obtained or made and be in full force and effect;

                        (d) Litigation. No action or proceeding shall have been instituted, nor to the knowledge of the Lessee shall any action or proceeding be threatened before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority
                 (i) to set aside, restrain, enjoin or prevent the full performance of this Agreement, any other Operative Agreement or any of the transactions contemplated hereby or thereby or
                 (ii) which is reasonably likely to have a Material Adverse Effect;

                        (e) Legal Requirements. In the reasonable opinion of the Agent, the Lessor and their respective counsel, the transactions contemplated by the Operative Agreements do not and will not violate in any respect any Legal Requirements and do not and will not subject the Agent, any Lender or the Lessor to any adverse regulatory prohibitions or constraints;

                        (f) Corporate Proceedings of the Lessee and the Guarantors. On the Initial Closing Date, the Agent and the Lessor shall have received a copy of the resolutions or minutes, in form and substance satisfactory to the Agent and the Lessor, of the Board of Directors of each of the Lessee and the Guarantors authorizing the execution, delivery and performance of this Agreement, the Guaranty and the other Operative Agreements to which they are parties, certified by the Secretary or an Assistant Secretary of the Lessee and each Guarantor as of the Initial Closing Date, which certificate shall be in form and substance satisfactory to the Agent and the Lessor and shall state that the resolutions or minutes thereby certified have not been amended, modified, revoked or rescinded;

                        (g) Lessee and Guarantor Incumbency Certificate. On the Initial Closing Date, the Agent and the Lessor shall have received a certificate of the Lessee and each Guarantor, dated the Initial Closing Date, as to the incumbency and signature of the officers of the Lessee and such Guarantor executing any Operative Agreement satisfactory in form and substance to the Agent and the Lessor, executed by the

                 President or any Vice President and the Secretary or any Assistant Secretary of the Lessee and such Guarantor;

                        (h) Lessor Incumbency Certificate. On the Initial Closing Date, the Agent and the Lessee shall have received a certificate of the Lessor, dated the Initial Closing Date, as to the incumbency and signature of the officers of the Lessor executing any Operative Agreements satisfactory in form and substance to the Agent and the Lessee, executed by a Vice President and the Secretary or an Assistant Secretary of the Lessor;

                        (i) Corporate Proceedings of the Lessor. On the Initial Closing Date, the Agent and the Lessee shall have received a copy of the resolutions, in form and substance satisfactory to the Agent and the Lessee, of the Board of Directors of the Lessor authorizing the execution, delivery and performance of the Operative Agreements to which it is a party, certified by the Secretary or an Assistant Secretary of the Lessor as of the Initial Closing Date, which certificate shall be in form and substance satisfactory to the Agent and the Lessee and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded;

                        (j) Corporate Documents. On the Initial Closing Date the Agent and the Lessor shall have received true and complete copies of the articles of incorporation and by-laws of the Lessee and each Guarantor, certified as of the Initial Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of the Lessee and such Guarantor;

                        (k) Consents, Licenses and Approvals. The Agent and the Lessor shall have received a certificate of the Vice President of the Lessee stating that all consents, authorizations and filings required to consummate the transaction contemplated by this Agreement have been obtained and are in full force and effect, and each such consent, authorization and filing shall be in form and substance reasonably satisfactory to the Agent and the Lessor;

                        (l) Fees. The Agent and the Arranger shall have received the fees to be paid on the Initial Closing Date pursuant to the Fee Letter and the Lessor shall have received the upfront fees agreed to between the Lessor and Living Centers to be paid on the Initial Closing Date, which fees shall not be paid using the proceeds of the Loans or Lessor Contributions;

                        (m) Legal Opinions. On the Initial Closing Date (i) the Agent, the Lenders and the Lessor shall have received the executed legal opinion of Corporate Associate General Counsel of Living Centers and Mayor, Day, Caldwell & Keeton, LLP, special counsel to the Lessee and the Guarantors; and

                        (ii) The Agent and the Lessee shall have received the executed legal opinion of Mayor, Brown & Platt, counsel to the Lessor;

                        (n) Insurance. The Agent and the Lessor shall have received evidence in form and substance satisfactory to them that all of the requirements of Section 14 of the Lease shall have been satisfied;

                        (o)  Representations and Warranties.  The
                 representations and warranties of the Lessor, the Lessee and each of the Guarantors contained herein and in each of the other Operative Agreements shall be true and correct in all material respects on and as of such Funding Date as if made on and as of such Funding Date;

                        (p) Performance of Operative Agreements. The parties hereto (other than the Lenders) shall have performed their respective agreements contained herein and in the other Operative Agreements on or prior to each such Funding Date;

                        (q) Default. There shall not have occurred and be continuing any Default or Event of Default under any of the Operative Agreements and no Default or Event of Default under any of the Operative Agreements will have occurred after giving effect to the Advance requested by such Requisition; and

                        (r) Material Adverse Change. As of such Funding Date, there shall not have occurred any Material Adverse Change.

                 6.2. Conditions to the Lessor's and the Lenders' Obligations to Make Advances to pay Property Acquisition Costs.

                 The obligations of the Lessor to make each Lessor Contribution, and of the Lenders to make Loans to the Lessor, on a Property Closing Date for the purpose of providing funds to the Lessor necessary to acquire a Property are subject to the satisfaction or waiver of the following conditions precedent:

                        (a) Requisition; Property Closing Certificate. The Agent shall have received (i) a fully executed counterpart of the Requisition dated as of such Property Closing Date (but delivered at least two Business Days prior to the Property Closing Date), appropriately completed; and (ii) a Property Closing Certificate dated as of such Property Closing Date, appropriately completed;

                 (b) Deed; Ground Lease. There shall have been delivered to the Lessor (i) a bargain and sale deed with a covenant against grantor's acts (or local equivalent) (a "Deed"), in form and substance appropriate for recording with the applicable Governmental Authorities, with respect to each Property (and all Improvements located thereon) being purchased on such Property Closing Date, conveying fee simple title to such Property to the Lessor, subject only to the Permitted Exceptions, or (ii) a Ground Lease with respect to each Property being ground leased on such Property Closing Date (such Ground Lease, or a Memorandum of Ground Lease, as appropriate under applicable Legal Requirements, to be in form and substance appropriate for recording with the applicable Governmental Authorities), and the Agent and the Lessor shall have received a fully executed counterpart of such Ground Lease and, if applicable, such Memorandum of Ground Lease;

                        (c) Title; Location. Title to all of the Properties shall conform to the representations and warranties set forth in Section 7.4(g) and each Property shall be located in the United States;

                        (d) Lease Supplement and Memorandum of Lease. The Lessee shall have delivered a Lease Supplement and a Memorandum of Lease executed by the Lessee and the Lessor with respect to each Property being acquired on such Property Closing Date to the Agent;

                        (e) Mortgage. The Lessee shall have recorded in the real estate records of the county where each Property is located an original of the Mortgage executed by the Lessor and Lessee with respect to each Property being acquired on such Property Closing Date;

                        (f) Assignment of Lease. The Lessee shall have recorded in the real estate records of the county where each Property is located an original of an Assignment of Lease executed by the Lessor with respect to each Property being acquired on such Property Closing Date;

                        (g) Consent to Assignment of Lease. The Lessee shall have delivered to the Agent a consent to the Assignment of Lease executed by the Lessee with respect to each Property being acquired on such Property Closing Date;

                        (h) Environmental Audit. (i) The Agent, the Lenders and the Lessor shall have received not less than 10 days prior to such Property Closing Date an Environmental Audit with respect to each Property being acquired on such Property Closing Date, prepared by an environmental engineer (the "Environmental Engineer") reasonably satisfactory to the Agent and the Lessor and the results of the Environmental Audit shall be in form and substance reasonably satisfactory to the Agent, the Lenders and the Lessor; and

                        (ii) the Agent, the Lenders and the Lessor shall have received letters from the Environmental Engineer stating, among other things, that the Agent, the Lenders and the Lessor may rely on the Environmental Audit with respect to each Property being acquired on such Property Closing Date which were prepared by such firm as if they were originally addressed to them in all respects;

                        (i) Appraisal. The Agent, the Lenders and the Lessor shall have received an Appraisal of each Property being acquired on such Property Closing Date and such Appraisal shall indicate a value (assuming Completion of the Improvements on such Property) of at least six times the amount of the Tranche B Loans which will be allocable to such Property (based on the Budgeted Total Property Costs for such

                 Property as of such Property Closing Date or the Property Cost, a applicable) and otherwise be in form and substance reasonably acceptable to each Lender and the Lessor;

                        (j) Survey. The Agent, the Lenders and the Lessor shall have received, and the Title Company shall have received, a survey of each Property being acquired on such Property Closing Date, certified to the Agent, the Lenders, the Lessor and the Title Company in a manner satisfactory to them, dated as of a date within ninety days of the Property Closing Date, by an independent professionally licensed land surveyor satisfactory to the Agent and the Lessor, which survey shall be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1992, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such survey the following: (i) the locations on such Property of all the buildings, structures and other improvements, if any, and the established building setback lines; (ii) the lines of streets abutting such Property; (iii) all access and other easements appurtenant to such Property; (iv) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting such Property, whether recorded, apparent from a physical inspection of the Property or otherwise known to the surveyor; (v) any encroachments on any adjoining property by the building, structures and improvements on such Property; and (vi) if such Property is described as being on a filed map, a legend relating the survey to said map;

                        (k) Mortgagee's Title Insurance Policy. With respect to each Property being acquired on such Property Closing Date, the Agent shall have received with respect to the Mortgage a mortgagee's title policy or marked up unconditional binder for such insurance dated the Property Closing Date; such policy shall (i) be in an amount equal to the aggregate amount shown on the Budget for such Property (with a pending disbursements clause, if applicable) or if such Property is a Completed Property, in the amount of the Acquisition Cost of such Property; (ii) be issued at ordinary rates; (iii) insure that the Mortgage insured thereby creates a valid first Lien on such Property, free and clear of all defects and encumbrances, except Permitted Exceptions; (iv) name the Agent for the benefit of the Lenders as the insured thereunder; (v) be in the form of ALTA Loan Policy - 1970 (Amended 10/17/70), if available or another form of lenders' policy customarily used in commercial transactions in the jurisdiction where such Property is located; (vi) contain comprehensive, zoning, access, subdivision, tax lot, revolving credit and such other endorsements and affirmative coverage as the Agent may reasonably request (if available and customarily issued in the jurisdiction where the Property is located); and (vii) be issued by the Title Company; the Agent shall have received evidence reasonably satisfactory to it that all premiums in respect of such policy, and all charges for any mortgage recording tax with respect to the Mortgage have been paid or provision made therefor;

                        (l) Owner's Title Insurance Policy. The Lessor shall have received an owner's title policy, or marked up unconditional binder for such insurance, dated the Property Closing Date for each Property being acquired on such Property Closing Date; and the Lessor shall have received evidence reasonably satisfactory to it that all premiums in respect of such policy have been paid or provision made therefor;

                        (m) Agency Agreement Supplement. The Lessee shall have delivered an Agency Agreement Supplement executed by the Lessee and the Lessor with respect to each Property (other than any Completed Properties) being acquired on such Property Closing Date to the Agent;

                        (n) Recorded Documents. The Agent and the Lessor shall have received a legible copy of all recorded documents referred to, or listed as exceptions to title in, the title policy referred to above;

                        (o) Legal Opinions. With respect to (i) any Property or (ii) any group of Properties which are acquired on the same Property Closing Date or from the same seller and are located in the same state, and which Property or group of Properties have an estimated aggregate Property Cost in excess of $5 million, the Agent, the Lenders and the Lessor shall have received an executed legal opinion of local counsel to the Lessee and the Guarantors for each state in which such Property or Properties are located, substantially in the form of Exhibit D-1 hereto; and

                        (p) Actions to Perfect Liens. The Agent and the Lessor shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including the filing of duly executed Lender Financing Statements and Lessor Financing Statements, the Mortgage, and the Memorandum of Lease, necessary or, in the reasonable opinion of the Agent or the Lessor, desirable to perfect the Liens created by the Security Documents shall have been completed.

                 6.3. Conditions to the Lessor's and the Lenders' Obligations to Make Advances to pay Project Costs for Construction on any Property. The obligations of the Lessor to make each Lessor Contribution, and of the Lenders to make Loans to the Lessor on a Funding Date for the purpose of providing funds to the Lessor necessary to pay for the construction of the Improvements or the payment of Transaction Costs or other Project Costs (other than Property Acquisition Costs) are subject to the satisfaction or waiver of the following conditions precedent:

                        (a) Performance of Obligations. The parties hereto shall have performed their respective agreements contained herein and in the other Operative Agreements on or prior to such Funding Date;

                        (b) Requisition. The Agent shall have received a fully executed counterpart of the Requisition, appropriately completed;

                        (c) Title. Title to all of the Properties shall conform to the representations set forth in Section 7.4(g);

                        (d) Budget in Balance. Based upon the Construction Budgets, the Available Commitments and the Available Lessor Commitment will be sufficient to complete the Improvements for which the Requisition relates on such Properties.


                   SECTION 7.  REPRESENTATIONS AND WARRANTIES

                 7.1. Representations and Warranties of Lessor on the Initial Closing Date. Lessor represents and warrants to each of the other parties hereto as of the Initial Closing Date as follows:

                        (a) Due Organization, etc. Lessor is a duly organized and validly existing corporation in good standing under the laws of the State of New York and has the power and authority to carry on its business as now conducted and to enter into and perform its obligations under this Agreement, each Operative Agreement to which it is or will be a party and each other agreement, instrument and document executed and delivered or to be executed and delivered by it in connection with or as contemplated by each such Operative Agreement.

                        (b) Authorization; No Conflict. The execution, delivery and performance of each Operative Agreement to which it is or will be a party has been duly authorized by all necessary action on its part and neither the execution and delivery thereof by the Lessor, nor the consummation of the transactions contemplated thereby by the Lessor, nor compliance by it with any of the terms and provisions thereof
                 (i) requires or will require any approval of (which approval has not been obtained) any party or approval or consent of any trustee or holders of any indebtedness or obligations of the Lessor (ii) contravenes or will contravene any Legal Requirement applicable to or binding on it as of the date hereof, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lessor Lien upon the Property or any of the Improvements, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it or its properties may be bound or (iv) does or will require any Governmental Action by any Governmental Authority.

                        (c) Enforceability, etc. Each Operative Agreement to which it is or will be a party has been duly executed and delivered by it and constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against it in accordance with the terms thereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).





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
                        (d) Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Lessor, threatened by or against the Lessor (a) with respect to any of the Operative Agreements or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a material adverse effect on the assets, liabilities, operations, business or financial condition of the Lessor.

                        (e)  Assignment.  Lessor has not assigned or
                 transferred any of its right, title or interest in or under the Lease, any other Operative Agreement or any of the Properties, except in accordance with the Operative Agreements.

                        (f) No Default. The Lessor is not in default under or with respect to any of its Contractual Obligations in any respect which could have a material adverse effect on the assets, liabilities, operations, business or financial condition of the Lessor. No Default or Event of Default under the Operative Agreements attributable to it has occurred and is continuing.

                        (g) Use of Proceeds. The proceeds of the Loans and the Lessor Contribution shall be applied by the Lessor solely in accordance with the provisions of the Operative Agreements.

                        (h) Chief Place of Business. The Lessor's chief place of business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Agreement are kept are located at Two World Trade Center, New York, New York.

                        (i) Federal Reserve Regulations. The Lessor is not engaged principally in, and does not have as one of its most important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board), and no part of the proceeds of the Loans will be used by it to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulations G, T, U or X of the Board.

                        (j) Investment Company Act. The Lessor is not an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act.

                        (k) Securities Act. Neither the Lessor nor any Person authorized by the Lessor to act on its behalf has offered or sold any interest in the Property or the Notes, or in any similar security or interest relating to the Property, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person other than, in the case of the Notes, the Agent, and neither the Lessor nor any Person authorized by the Lessor to act on its behalf will take any action which would subject the issuance or sale of any interest in the Properties or the Notes to the provisions of Section 5 of the Securities Act or require the qualification of any Operative Agreement under the Trust Indenture Act of 1939, as amended.

                        (l)  ERISA.  The Lessor is making the Lessor
                 Contribution contemplated to be made by it hereunder in the ordinary course of its business, and no part of such amount constitutes the assets of any Employee Benefit Plan.

                        (m) Lessor Liens. The Property is free and clear of all Lessor Liens.

                 7.2. Representations and Warranties of the Lessee on the Initial Closing Date. The Lessee represents and warrants to each of the other parties hereto as of the Initial Closing Date as follows:

                        (a) Corporate Existence; Subsidiaries. The Lessee is a corporation duly organized, validly existing, and in good standing under the laws of Delaware and in good standing and qualified to do business in each jurisdiction where its ownership or lease of property or conduct of its business requires such qualification and where a failure to be qualified would reasonably be expected to cause a Material Adverse Effect. Each Subsidiary of the Lessee is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation and in good standing and qualified to do business in each jurisdiction where its ownership or lease of property or conduct of its business requires such qualification and where a failure to be qualified would reasonably be expected to cause a Material Adverse Effect.

                        (b) Corporate Power. The execution, delivery, and performance by the Lessee of this Agreement and the other Operative Agreements to which the Lessee is a party and the consummation of the transactions contemplated hereby and thereby (a) are within the Lessee's corporate powers, (b) have been duly authorized by all necessary corporate action, (c) do not contravene (i) the Lessee's certificate or articles, as the case may be, of incorporation or by-laws or (ii) any law or any contractual restriction binding on or affecting the Lessee, the contravention of which would reasonably be expected to cause a Material Adverse Effect and (d) will not result in or require the creation or imposition of any Lien prohibited by this Agreement.

                        (c)       Authorization and Approvals.  No
                 authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Lessee of this Agreement or the other Operative Agreements to which the Lessee is a party.

                        (d) Enforceable Obligations. This Agreement and the other Operative Agreements to which the Lessee is a party have been duly executed and delivered by the Lessee. Each Operative Agreement to which the Lessee is a party is the legal, valid, and binding obligation of the Lessee enforceable against the Lessee in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors' rights generally and by general principles of equity (whether considered in proceeding at law or in equity).

                        (e) Litigation. There is no pending or, to the best knowledge of the Lessee, threatened action or proceeding affecting the Lessee or any of its Subsidiaries before any court, Governmental Agency or arbitrator, which would reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity, binding effect or enforceability of this Agreement or any other Operative Agreement or the consummation of any of the transactions contemplated hereby or thereby.

                        (f) Investment Company Act. Neither the Lessee nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                        (g) Public Utility Holding Company Act. Neither the Lessee nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                        (h) No Defaults. The Lessee is not in default under or with respect to any contract, agreement, lease or other instrument to which the Lessee is a party and which would reasonably be expected to have a Material Adverse Effect. To the knowledge of a Responsible Officer of the Lessee, the Lessee has not received any notice of default under any contract, agreement, lease or other instrument to which the Lessee is a party which is continuing and which, if not cured, would reasonably be expected to have a Material Adverse Effect.

                        (ii)      No Default has occurred and is continuing.

                        (i) Environmental Condition. (i) The Lessee (A) has obtained all Environmental Permits necessary for the ownership and operation of its material properties and the conduct of its business of which the failure to obtain would reasonably be expected to have a Material Adverse Effect; (B) has been and is in compliance with all terms and conditions of such Environmental Permits and with all other material requirements of applicable Environmental Laws of which the failure to comply would reasonably be expected to have a Material Adverse Effect; (C) has not received notice of any violation or alleged violation of any Environmental Law or Environmental Permit the violation of which would reasonably be expected to have a Material Adverse Effect; and (D) is not subject to any actual or contingent Environmental Claim, which Environmental Claim would reasonably be expected to have a Material Adverse Effect.

                        (ii) To the knowledge of any Responsible Officer of the
                 Lessee, none of the present or previously owned or operated property of the Lessee, wherever located, (A) has been placed on or proposed to be placed on the National Priorities List, the Comprehensive Environmental Response Compensation Liability Information System list, or their state or local analogs, or have been otherwise designated, listed, or identified as a potential site for removal, remediation, cleanup, closure, restoration, reclamation, or other response activity under any Environmental Laws; (B) is subject to a Lien, arising under or in connection with any Environmental Laws, that attaches to any revenues or to any property owned or operated by the Lessee, wherever located, which Lien would reasonably be expected to have a Material Adverse Effect; or
                 (C) has been the site of any Release of Hazardous Substances or Hazardous Wastes from present or past operations which has caused at the site or at any third-party site any condition that has resulted in or would reasonably be expected to result in the need for Response that would have a Material Adverse Effect.

                        (iii) Without limiting the foregoing, the present and,
                 to the best knowledge of any Responsible Officer of the Lessee, future liability, if any, of the Lessee, which would reasonably be expected to arise in connection with requirements under Environmental Laws will not have a Material Adverse Effect.

                        (j) Permits, Licenses, etc. The Lessee possesses all permits, licenses, patents, patent rights or licenses, trademarks, trademark rights, trade names rights and copyrights which the failure to possess could reasonably be expected to have a Material Adverse Effect. The Lessee manages and operates its business in accordance with all applicable Legal Requirements which the failure to so manage or operate would reasonably be expected to have a Material Adverse Effect.

                        (k) Health Care Regulatory Matters. (i) To the knowledge of any Responsible Officer of the Lessee, all necessary steps have been or are being taken to secure the renewal of any Health Facility License, Medicaid Provider Agreement or Medicare Provider Agreement issued with respect to any Facility which the failure to renew could reasonably be expected to have a Material Adverse Effect and that is to expire within 60 days after the date of this Agreement, and there is no reasonable basis known to any Responsible Officer of the Lessee that any such renewal will not be obtained.

                        (ii) There are no proceedings pending, or, to the best of the Lessee's knowledge, threatened by any Governmental Authority seeking nor, to the knowledge of any Responsible Officer of the Lessee, has the Lessee taken any action to the effect of which would be to adversely modify, revoke, withdraw, or suspend any CON, Health Facility License, Medicaid Provider Agreement, Medicare Provider Agreement, Medicare Certification or Medicaid Certification in a manner that would reasonably be expected to have a Material Adverse Effect. To the Lessee's knowledge, there is no decision to fail to renew or deny payments under any Medicaid Provider Agreement or Medicare Provider Agreement which failure or denial would reasonably be expected to have a Material Adverse Effect.

                        (l) Lease. Upon the execution and delivery of each Lease Supplement to the Lease, (i) the Lessee will have unconditionally accepted the Property subject to the Lease Supplement, and will have a valid and subsisting leasehold interest in the Property and (ii) no offset will exist with respect to any Rent or other sums payable under the Lease.

                 7.3. Representations and Warranties of the Lessee on Property Closing Dates. The Lessee hereby represents and warrants as of each Property Closing Date as follows:

                        (a) Representations and Warranties; No Default. The representations and warranties of the Construction Agent, the Lessee and the Guarantors set forth in the Operative Agreements are true and correct and to the best of Lessee's knowledge, the representations and warranties of the Lessor are true and correct on and as of such date as if made on and as of such date. To the best of Lessee's knowledge, the Lessor is in compliance with its respective obligations under the Operative Agreements. The Construction Agent, the Lessee and the Guarantors are in compliance with their respective obligations under the Operative Agreements and there exists no Default or Event of Default under any of the Operative Agreements. No Default or Event of Default will occur under any of the Operative Agreements as a result of, or after giving effect to, the Advance requested by the Requisition on such Property Closing Date.

                        (b) Authorization by the Lessee. The execution and delivery of each Lease Supplement, Memorandum of Lease, Consent to Assignment and other Operative Agreement delivered by the Lessee on such Property Closing Date and the performance of the obligations of the Lessee under each such Lease Supplement, Memorandum of Lease, Consent to Assignment and other Operative Agreements have been duly authorized by all requisite corporate action of the Lessee.

                        (c) Execution and Delivery by the Lessee. Each Lease Supplement, Memorandum of Lease, Consent to Assignment and other Operative Agreement delivered on such Property Closing Date by the Lessee have been duly executed and delivered by the Lessee.

                        (d) Valid and Binding Obligations. Each Lease Supplement, Memorandum of Lease, Consent to Assignment and other Operative Agreement delivered by the Lessee on such Property Closing Date is a legal, valid and binding obligation of the Lessee, enforceable against the Lessee in accordance with its respective terms.

                        (e) Recording of Documents. Each of the Deed, the Lease Supplement, the Memorandum of Lease, the Assignment of Lease, the Consent to the Assignment of Lease and the Mortgage delivered on such Property Closing Date will be filed for recordation with the appropriate Governmental Authorities in the order set forth in this paragraph, and the UCC Financing Statements with respect to the Property being acquired will be filed with the appropriate Governmental Authorities.

                        (f) Priority of Liens. (i) Upon proper recordation, each Mortgage, each Assignment of Lease and each Memorandum of Lease delivered on such Property Closing Date, will constitute a valid and perfected first lien on each applicable Property and the Improvements located thereon in an amount not less than the Property Cost with respect to such Property, subject only to the Permitted Exceptions, and (ii) upon proper filing, the Lessor Financing Statements will protect the Lessor's interest under the Lease to the extent the Lease is a security agreement governed by Article 9 of the Uniform Commercial Code.

                        (g) Flood Zone. No portion of any Property being acquired by the Lessor on such Property Closing Date is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, or if any such Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then flood insurance has been obtained for such Property in accordance with Section 14.2(b) of the Lease and in accordance with the National Flood Insurance Act of 1968, as amended.

                        (h) Insurance Coverage. The Lessee maintains insurance coverage for each Property being acquired by the Lessor on such Property Closing Date which meets the requirements of Section 14.1 of the Lease and all of such coverage is in full force and effect.

                        (i) Legal Requirements. Each Property being acquired by the Lessor on such Property Closing Date complies with all Legal Requirements (including all zoning and land use laws and Environmental Laws) in all material respects.

                        (j) Consents, etc. All material consents, licenses and building permits required by all Legal Requirements for construction, completion, occupancy and operation, as to be operated by Lessee or Lessee's sublessees, of each Property being acquired on such Property Closing Date, to the extent such consents, licenses and building permits are required to have been obtained on or before such Property Closing Date, have been obtained and are in full force and effect.

                        (k) Utilities. All utility services and facilities necessary for the use of the Improvements existing, or to be constructed, on the Land (including gas, electrical, water and sewage services and facilities) will be available to the Property on or prior to the Outside Completion Date.

                        (l) Environmental Matters. To the best knowledge of the Lessee or Construction Agent:


                             (i) the Property being acquired on the Property Closing Date does not contain any Hazardous Substances in amounts or concentrations which (a) constitute a violation of, or (b) would give rise to liability under, any Environmental Law.

                             (ii)  the Property and all operations at the
                        Property are in compliance in all material respects with all applicable Environmental Laws, and there is no contamination at, on or under the Property or violation of any Environmental Law with respect to the Property or the business operated by Lessee or any of its Subsidiaries at the Property (the "Business") that would constitute a violation of any applicable Environmental Law.

                             (iii)  neither the Lessee nor any of its
                        Subsidiaries has received any written notice of violation, alleged violation, non-compliance, liability or potential liability regarding compliance with Environmental Laws with regard to the Property, nor does the Lessee have knowledge that any such notice will be received or is being threatened.

                             (iv)  Hazardous Substances have not been
                        transported or disposed of from the Property in violation of any Environmental Law, nor have any Hazardous Substances been generated, treated, stored or disposed of at, on or under the Property in violation of any applicable Environmental Law.

                             (v) no judicial proceeding or governmental or administrative action is pending or, to the best knowledge of the Lessee, threatened, under any Environmental Law to which the Lessee or any Subsidiary is named as a party with respect to the Property, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Property or the Business.

                             (vi)  there has been no Release of Hazardous
                        Substances at or from the Property, or arising from or related to the operations of the Lessee or any Subsidiary in connection with the Property, in violation of or in amounts or in a manner that could reasonably be expected to give rise to any material liability under any Environmental Laws.

                             (m)  Title to the Properties.  Upon the
                 acquisition of each Property on such Property Closing Date, the Lessor will have marketable title to the Property in fee simple, subject only to the Permitted Exceptions. Upon the acquisition of each Property on such Property Closing Date, the Lessor will have the right to grant the Mortgage on the Property. The Lessor will at all times have marketable title to the Building and any other Improvements, subject only to Permitted Exceptions.

                             (n) Conditions Precedent in Operative Agreements. All conditions precedent contained in this Agreement and in the other Operative Agreements to the acquisition of the Property being acquired on such Property Closing Date by the Lessor have been satisfied in full.

                 7.4. Representations and Warranties of the Lessee Upon each Funding Date. The Lessee hereby represents and warrants as of each Funding Date as follows:

                        (a) Representations and Warranties; No Default. The representations and warranties of the Construction Agent, the Lessee and the Guarantors set forth in the Operative Agreements are true and correct and to the best of Lessee's knowledge, the representations and warranties of the Lessor are true and correct, on and as of such date as if made on and as of such date. To the best of Lessee's knowledge, the Lessor is in compliance with its respective obligations under the Operative Agreements and there exists no Default or Event of Default under any of the Operative Agreements. The Construction Agent, the Lessee and the Guarantors are in compliance with their respective obligations under the Operative Agreements and there exists no Default or Event of Default under any of the Operative Agreements. No Default or Event of Default will occur under any of the Operative Agreements as a result of, or after giving effect to, the Advance requested by the Requisition on such date.

                        (b) Priority of Liens. Each Mortgage, Supplement to the Assignment of Lease and Memorandum of Lease constitutes a valid and perfected first lien on each applicable Property and the Improvements located thereon in an amount not less than the Property Cost with respect to such Property, subject only to Permitted Exceptions.

                        (c) Execution and Delivery by the Construction Agent. The execution and delivery of each Operative Agreement delivered by the Construction Agent on such date and the performance of the Construction Agent's obligations under each Agency Agreement Supplement and other Operative Agreement have been duly authorized by all requisite corporate action of the Construction Agent.

                        (d) Agency Agreement Supplements. Each Operative Agreement delivered by the Construction Agent on such date has been duly executed and delivered by the Construction Agent.

                        (e) Valid and Binding Obligations of the Lessee and the Construction Agent. Each Operative Agreement delivered by the Lessee and the Construction Agent on such date is a legal, valid and binding obligation of the Lessee and the Construction Agent, enforceable against the Lessee and the Construction Agent in accordance with its terms.

                        (f) Insurance. The Construction Agent has obtained insurance coverage covering the Property which meets the requirements of the Agency Agreement, the Lease and the other Operative Agreements before commencing construction, repairs or Modifications, as the case may be, and such coverage is in full force and effect.

                        (g) Property-Related Matters. The Property, as improved in accordance with the Plans and Specifications, will comply in all material respects with all Legal Requirements (including all applicable zoning and land use laws and
                 Environmental Laws) and Insurance Requirements.   The Plans
                 and Specifications have been or will be prepared so as to comply with all applicable Legal Requirements (including all applicable Environmental Laws and building, planning, zoning and fire codes) and upon completion of the applicable Improvements in accordance with the Plans and Specifications, such Improvements on the Property will not encroach in any manner onto any adjoining land (except as permitted by express written easements or variance) and such Improvements and the use thereof by the Lessee and its agents, assignees, employees, invitees, lessees, licensees and tenants will comply in all material respects with all applicable Legal Requirements (including all applicable Environmental Laws and building, planning, zoning and fire codes). There is no action, suit or proceeding (including any proceeding in condemnation or eminent domain or under any applicable Environmental Law) pending or, to the best knowledge of Lessee threatened which adversely affects the title to, or materially
                 affects the use, operation or value of, the Properties.   No
                 fire or other casualty with respect to the Properties has occurred which fire or other casualty has had a material adverse effect on the Lessee's ability to perform its obligations under the Agency Agreement and the other Operative Agreements. All utilities serving the Properties, or proposed to serve the Properties in accordance with the Plans and Specifications, are located in, and in the future will be located in, and vehicular access to the Improvements on each of the Properties is provided by, either public rights-of-way abutting the Property or Appurtenant Rights. All applicable material licenses, approvals, authorizations, consents, permits (including, without limitation, building, demolition and environmental permits, licenses, approvals, authorizations and consents), easements and rights-of-way, including proof of dedication, required for (i) the use, treatment, storage, transport, disposal or disposition of any Hazardous Substance on, at, under or from the Properties during the construction of the Improvements thereon and the use and operation of the Improvements following such construction, (ii) the construction of the Improvements in accordance with the Plans and Specifications and the Agency Agreement and (iii) the use and operation of the Improvements following such construction as permitted pursuant to the Lease have been obtained, to the extent necessary at the time of this representation, from the appropriate Governmental Authorities having jurisdiction or from private parties.

                        (h) Lease Requirements. The Improvements, when completed, will comply in all material respects with all requirements and conditions set forth in the Lease and all other conditions and requirements of the Operative Documents.

                        (i) Conditions Precedent contained in the Operative Agreements. All conditions precedent contained in this Agreement and in the other Operative Agreements relating to the relevant Advance have been satisfied in full.

                        (j) Projected Completion Value. The Property Cost of each Improvement as established by the Construction Budget shall not exceed an amount equal to the Projected Completion Value.



                    SECTION 8.  PAYMENT OF CERTAIN EXPENSES.

         Lessee agrees, for the benefit of the Lessor, the Agent, the Co-Agents and each of the Lenders, to:

                        8.1. Transaction Expenses. (a) On the Initial Closin Date, pay, or cause to be paid, all fees, expenses and disbursements of each of the Lessor's and the Agent's counsel in connection with the transactions contemplated by the Operative Agreements and incurred in connection with such Initial Closing Date, including all Transaction Expenses, and all other expenses in connection with such Initial Closing Date, including all expenses relating to all fees, taxes and expenses for the recording, registration and filing of documents.

                        (b) On each Property Closing Date, pay, or cause to be paid, all fees, expenses and disbursements of each of the Lessor's and the Agent's counsel in connection with the transactions contemplated by the Operative Agreements and incurred in connection with such Property Closing Date, including all Transaction Expenses arising from such Property Closing Date, and all other expenses in connection with such Property Closing Date, including all expenses relating to each Appraisal, and all fees, taxes and expenses for the recording, registration and filing of documents.

                        8.2. Brokers' Fees and Stamp Taxes. Pay or cause to be paid brokers' fees and any and all stamp, transfer and other similar taxes, fees and excises, if any, including any interest and penalties, which are payable in connection with the transactions contemplated by this Agreement and the other Operative Agreements.

                        8.3.  Certain Fees and Expenses.  Pay or cause to bepaid
(i) all costs and expenses incurred by the Lessee, the Agent or the Lessor in entering into any future amendments or supplements with respect to any of the Operative Agreements, whether or not such amendments or supplements are ultimately entered into, or giving or withholding of waivers of consents hereto or thereto, which have been requested by the Lessee, and (ii) all costs and expenses incurred by the Lessor, the Lessee, or the Agent in connection with any purchase of any Property by the Lessee pursuant to Article XX of the Lease.

                        8.4. Credit Agreement and Related Obligations. (a) Pay, before the due date thereof, all costs and expenses (other than principal and interest on the Loans, but including breakage costs and interest on overdue amounts pursuant to Section 2.8(c) of the Credit Agreement or otherwise) required to be paid by the Lessor under the Credit Agreement, the Mortgage, the Assignment of Lease and the Contract Assignment.

                        (b) Pay the Agent all fees specified in the Fee Letter at the time and in the manner required by the Fee Letter, which fees may not be paid by using the proceeds of the Loans or Lessor Contribution.

                        8.5. Facility Fees. (a) Pay to the Agent for the account of each Lender the Facility Fee on each Facility Fee Payment Date.

                        (b) Pay to the Lessor a facility fee (the "Lessor Facility Fee"), computed at a rate per annum equal to the product of (i) the Lessor Commitment and (ii) the Applicable Margin, payable quarterly in arrears on each Facility Fee Payment Date. The Lessor Facility Fee shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. If all or a portion of the Lessor Facility Fee shall not be paid when due, such overdue amount shall bear interest, payable by the Lessee on demand, at a rate per annum equal to the rate described in the definition of Lessor Yield plus 2%, from the date of such non-payment until such amount is paid in full (as well after as before judgment).


                 SECTION 9.  OTHER COVENANTS AND AGREEMENTS.

                             9.1.  Covenants of the Lessor.  The Lessor hereby
agrees that so long as this Agreement is in effect:

                             (a) Discharge of Liens. The Lessor will not create or permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens on the Property attributable to it; provided, however, that the Lessor shall not be required to so discharge any such Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any material danger of impairment of the Liens of the Security Documents or of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, any Property or title thereto or any interest therein or the payment of Rent.

                             (b) No Voluntary Bankruptcy. The Lessor shall not (i) commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seek appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial benefit of its creditors; and the Lessor shall not take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this paragraph.

                             (c)  Change of Chief Place of Business.  The
                 Lessor shall give prompt notice to the Lessee and the Agent if the Lessor's chief place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to the Property are kept, shall cease to be located at Two World Trade Center, New York, New York or if it shall change its name.

                             (d) Loan Documents. Provided that no Event of Default is continuing, none of the Lenders, the Lessor, the Lessee nor the Agent shall consent to or permit any amendment, supplement, waiver or other modification of the terms and provisions of the Credit Agreement, the Notes or the Security Documents, in each case without the prior written consent of the Lessee.

                             (e) Compliance with Operative Agreements. The Lessor shall at all times observe and perform all of the covenants, conditions and obligations required to be performed by it under each Operative Agreement to which it is a party.

                                9.2.  Repayment of Certain Amounts on Maturity
Date. The Lessor and the Agent hereby agree that if (i) on the Maturity Date (after giving effect to all payments made by the Lessee under the Lease and the application of all sales proceeds pursuant to Section 8 of the Credit Agreement) there remains any outstanding principal or accrued and unpaid principal under the Tranche B Notes (the aggregate amount of such outstanding principal, the "Tranche B Deficit") and (ii) during the Marketing Period the Lessor has received any Marketing Period Equity Return, then on the Maturity Date the Lessor shall pay to the Agent an amount up to the amount of the Tranche B Deficit, but in no event greater than the Marketing Period Equity Return received by it.

                                9.3.  Amendment of Certain Documents.  The
Agent, for itself and on behalf of the Lenders, hereby agrees for the benefit of the Lessor that it will not amend, alter or otherwise modify, or consent to any amendment, alteration or modification of, the Lease (including the definitions of any terms used in such document) without the prior written consent of the Lessor, if such amendment, alteration or modification would materially and adversely affect the interests of the Lessor. Provisions requiring consent, include any amendment, alteration or modification that would release the Lessee from any of its obligations in respect of the payment of Basic Rent, Supplemental Rent, Termination Value, Maximum Residual Guarantee Amount or the Purchase Option Price or any other payments in respect of the Properties as set forth in the Lease, or reduce the amount of, or change the time or manner of payment of, obligations of the Lessee as set forth in the Lease, or create or impose any obligation on the part of the Lessor under the Lease, or extend or shorten the duration of the Term, or modify the provisions of this Section 9.3.

                                9.4.  Proceeds of Casualty or Condemnation.
The Lessor agrees, for the benefit of the Agent and the Lenders, that if at any time the Lessor receives any proceeds as a result, directly or indirectly, of any Casualty or Condemnation with respect to the Property which the Lessor is entitled to retain and hold in accordance with the terms of the Lease, the Lessor agrees that it will promptly deposit such amounts in an account with the Agent. The Lessor also agrees that it will execute and deliver such documents and instruments as the Agent may request in order to grant the Agent, for the benefit of the Lenders, a valid and perfected, first priority security interest in such proceeds.


                        SECTION 10.  CREDIT AGREEMENT.

                                10.1.  Lessee's Credit Agreement Rights.
Notwithstanding anything to the contrary contained in the Credit Agreement, the Agent, the Lessee and the Lessor hereby agree that:

                                (a)  the Lessee shall have the right to give
                 the notice referred to in Section 2.3 of the Credit Agreement;

                                (b)  the Lessee shall have the right to
                 convert or continue Loans in accordance with Section 2.6 of the Credit Agreement;

                             (c)  the Lessee shall receive copies of all
                 notices delivered to the Lessor under the Credit Agreement and the other Operative Agreements and such notices shall not be effective until received;

                             (d) the Lessee shall have the right to select Interest Periods in accordance with the terms of the Credit Agreement;

                             (e)  the Lessee shall have the right to give
                 notice of prepayment of the Loans in accordance with the Credit Agreement;

                             (f) the Lessee shall have the right to cure, to the extent susceptible to a cure, any Default or Event of Default of the Lessor under the Credit Agreement;

                             (g) the Lessee shall have the right to approve any successor Agent pursuant to Section 7.9 of the Credit Agreement;

                             (h) the Lessee shall have the right, on behalf of the Lessor, to select any person or persons (including the Lessee) to whom funds may be paid at the discretion of the Lessor in accordance with Sections 8.1 and 8.2 of the Credit Agreement;

                             (i) the Lessee shall have the right to consent to any assignment by a Lender if required pursuant to Section 9.5 of the Credit Agreement; and

                             (j) the Lessee shall have the right to designate the portion of the Loans on which interest is due and payable for purposes of the definitions of "Allocated Interest" and "Allocated Lessor Yield";

                             (k) the Lessee shall have the right to request that another lending office be designated pursuant to Section
                 2.15 of the Credit Agreement;

                             (l)  the Lessee shall have the obligation to
                 notify the Agent of the amounts or information specified in
                 Section 5.8 of the Credit Agreement; and

                             (m) without limiting the foregoing clauses (a) through (l), and in addition thereto, (x) the Lessor shall not exercise any right under the Credit Agreement without giving the Lessee at least ten (10) Business Days' prior written notice (or such shorter period as may be required but in no case less than two (2) Business Days) and, following such notice, the Lessor shall take such action, or forbear from taking such action, as the Lessee shall direct and (y) the Lessee shall have the right to exercise any other right of the Lessor under the Credit Agreement upon not less than two (2) Business Days' prior written notice from the Lessee to the Lessor.





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
                   SECTION 11.       TRANSFER OF INTEREST.

                            11.1.  Restrictions on Transfer.  (a) The Lessor may
not, directly or indirectly, assign, convey or otherwise transfer any of its right, title or interest in or to any of the Properties without the consent of the Agent, the Required Lenders and the Lessee, which consent shall not be unreasonably withheld or delayed. Any transfer by the Lessor as above provided, shall be effected pursuant to an agreement in form and substance reasonably satisfactory to the Agent, the Required Lenders, the Lessor, the Lessee and their respective counsel; provided, however, that no such consent for any such transfer shall be required if, in the Lessor's sole discretion, the continued ownership of the Properties, or any part thereof, would violate or conflict with any Requirement of Law or interpretation thereof, provided, further, however, in such event, Lessor may only transfer its interest in the Properties upon not less than 30 days prior written notice to the Agent (who will notify the Lenders) and the Lessee and only to an institutional investor whose net worth is at least $50,000,000 or whose obligations under the Operative Agreements are guaranteed by an entity whose net worth is at least $50,000,000.

                             (b) In the event that the Lessor shall be in breach of any of its material obligations under the Operative Agreements which breach continues uncured for a period of 30 days or more after written notice thereof by the Lessee or the Agent, then at the request of the Lessee, the Lessor shall promptly transfer and assign its interest in the Properties to a third party, reasonably acceptable to the Agent and the Required Lenders, designated by the Lessee. If the Agent has obtained knowledge of a default by the Lessor, it shall notify the Lessee of such default.

                        11.2. Effect of Transfer. From and after any transfer effected in accordance with this Section 11, the transferor shall be released, to the extent of such transfer, from its liability hereunder and under the other documents to which it is a party in respect of obligations to be performed on or after the date of such transfer. Upon any transfer byr the Lessor as above provided, any such transferee shall assume the obligations of the Lessor, and the Lessor, and shall be deemed the "Lessor" for all purposes of such documents andn on each reference herein to the transferor shall thereafter be deemed a reference to such transferee for all purposes, except as provided in the preceding sentence. Notwithstanding anye transfer of all or a portion of the transferor's interest as provided in this Section 11, the transferor shall be entitled to all benefits accrued and all rights vested prior to such transfer including rights to indemnification under any such document.

                       SECTION 12.      INDEMNIFICATION.

                        12.1. General Indemnity. The Lessee, whether or not any of the transactions contemplated hereby shall be consummated, hereby assumes liability for and agrees to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any Claims which may be imposed on, incurred by or asserted against an Indemnified Person in any way relating to or arising or alleged to arise out of (a) the financing, refinancing, purchase, acceptance, rejection, ownership, design, construction, delivery, acceptance, nondelivery, leasing, subleasing, possession, use, operation, repair, modification, transportation, condition, sale, return, repossession (whether by summary proceedings or otherwise), or any other disposition of the Property or any part thereof; (b) any latent or other defects in any property whether or not discoverable by an Indemnified Person or the Lessee; (c) a violation of Environmental Laws, Environmental Claims or other loss of or damage relating to the Properties; (d) the Operative Agreements, or any transaction contemplated thereby; (e) any breach by the Lessee of any of its representations or warranties under the Operative Agreements or failure by the Lessee to perform or observe any covenant or agreement to be performed by it under any of the Operative Agreements; and (f) personal injury, death or property damage relating to the Properties, including Claims based on strict liability in tort; but in any event excluding (x) Claims to the extent such Claims arise solely out of events occurring after the expiration of the Term and after the Lessee's discharge of all its obligations under the Lease or (y) Claims to the extent such Claims arise solely out of the gross negligence or willful misconduct of an Indemnified Person. The Lessee shall be entitled to control, and shall assume full responsibility for the defense of any Claim; provided, however, that the Lessor and the Agent named in such Claim, may each retain separate counsel at the expense of the Lessee in the event of and to the extent of a conflict or a potential conflict. The Lessee and each Indemnified Person agree to give each other prompt written notice of any Claim hereby indemnified against but the giving of any such notice by an Indemnified Person shall not be a condition to the Lessee's obligations under this Section 12.1, except to the extent failure to give such notice materially prejudices Lessee's rights hereunder. After an Indemnified Person has been fully indemnified for a Claim pursuant to this
Section 12.1, and so long as no Event of Default under the Lease shall have occurred and be continuing, the Lessee shall be subrogated to any right of such Indemnified Person with respect to such Claim. None of the Indemnified Persons shall settle a Claim without the consent of the Lessee, which consent shall not be unreasonably withheld or delayed.

                        12.2. General Tax Indemnity. (a) The Lessee shall pay and assume liability for, and does hereby agree to indemnify, protect and defend the Property and all Tax Indemnitees, and hold them harmless against, all Impositions on an After Tax Basis. Each Tax Indemnitee further agrees to comply with recommendations made by the Lessee regarding techniques to minimize Taxes indemnifiable hereunder, provided that (i) the Lessee agrees to make payments to (or otherwise indemnify) such Tax Indemnitee against any cost or expense arising from instituting the Lessee's recommendations and (ii) such Tax Indemnitee determines in its reasonable discretion that such recommendations will not have an adverse impact on such Tax Indemnitee.

                             (b)  Provided that no Event of Default has
                 occurred and is continuing, if any Tax Indemnitee obtains a refund or a reduction in a liability (but only if such reduction relates to a Tax not otherwise indemnifiable hereunder and has not been taken into account in determining the amount of a payment on an After Tax Basis) as a result of any Imposition paid or reimbursed by the Lessee (in whole or in part), such Tax Indemnitee shall promptly pay to the Lessee the lesser of (x) the amount of such refund or reduction in liability and (y) the amount previously so paid or advanced by the Lessee, in each case net of reasonable expenses not already paid or reimbursed by the Lessee.

                             (c) (i) Subject to the terms of Section 12.2(g), the Lessee shall pay or cause to be paid all Impositions directly to the taxing authorities where feasible and otherwise to the Tax Indemnitee, as appropriate, and the Lessee shall at its own expense, upon such Tax Indemnitee's reasonable request, furnish to such Tax Indemnitee copies of official receipts or other satisfactory proof evidencing such payment.

                             (ii) In the case of Impositions for which no contest is conducted pursuant to Section 12.2(g) and which the Lessee pays directly to the taxing authorities, the Lessee shall pay such Impositions prior to the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which the Lessee reimburses a Tax Indemnitee, the Lessee shall do so within thirty (30) days after receipt by the Lessee of demand by such Tax Indemnitee describing in reasonable detail the nature of the Imposition and the basis for the demand (including the computation of the amount payable), but in no event shall the Lessee be required to pay such reimbursement prior to thirty (30) days before the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which a contest is conducted pursuant to Section 12.2(g), the Lessee shall pay such Impositions or reimburse such Tax Indemnitee for such Impositions, to the extent not previously paid or reimbursed pursuant to subsection (a), prior to the latest time permitted by the relevant taxing authority for timely payment after conclusion of all contests under Section 12.2(g).

                             (iii) Impositions imposed for a billing period during which the Lease expires or terminates with respect to the Property (unless the Lessee has exercised the Purchase Option with respect to the Properties) shall be adjusted and prorated by the Agent on a daily basis between the Lessee and the Lessor, whether or not such Imposition is imposed before or after such expiration or termination and each party shall pay or reimburse the other for each party's pro rata share thereof.

                             (iv) At the Lessee's request, the amount of any indemnification payment by the Lessee pursuant to subsection
                 (a) shall be verified and certified by an independent public accounting firm mutually acceptable to the Lessee and the Tax Indemnitee. The fees and expenses of such independent public accounting firm shall (i) in the case of the Trust Company or the Lessor, be paid by the Lessee, and (ii) in the case of all other Tax Indemnitees, be paid by the Lessee unless such verification shall result in an adjustment in the Lessee's favor of 10% or more of the payment as computed by such Tax Indemnitee, in which case such fee shall be paid by such Tax Indemnitee.

                             (d) (i) The Lessee shall be responsible for preparing and filing any real and personal property or ad valorem tax returns in respect of the Property. In case any other report or tax return shall be required to be made with respect to any obligations of the Lessee under or arising out of subsection (a) and of which the Lessee has knowledge, the Lessee, at its sole cost and expense, shall notify the relevant Tax Indemnitee of such requirement and except if such Tax Indemnitee notifies the Lessee that such Person intends to file such report or return) (A) to the extent required or permitted by and consistent with Legal Requirements, make and file in its own name such return, statement or report; and (B) in the case of any other such return, statement or report required to be made in the name of such Tax Indemnitee, advise such Tax Indemnitee of such fact and prepare such return, statement or report for filing by such Tax Indemnitee or, where such return, statement or report shall be required to reflect items in addition to any obligations of the Lessee under or arising out of subsection
                 (a), provide such Tax Indemnitee at the Lessee's expense with information sufficient to permit such return, statement or report to be properly made with respect to any obligations of the Lessee under or arising out of subsection (a). Such Tax Indemnitee shall, upon the Lessee's request and at the Lessee's expense, provide any data maintained by such Tax Indemnitee (and not otherwise within the control of the Lessee) with respect to the Property which the Lessee may reasonably require to prepare any required tax returns or reports;

                             (e) If directly as a result of the payment or reimbursement by the Lessee of any expenses of the Lessor, the Lessor or any of its Affiliates, shall suffer a net increase ( taking into account any available credits or deductions) in any federal, state or local income tax liability, the Lessee shall indemnify the Lessor or its respective Affiliates (without duplication of any indemnification required by subsection (a)) on an After Tax Basis for the amount of such increase. The calculation of any such net increase shall take into account any current or future tax savings realized or reasonably expected to be realized by the Lessor or such Affiliate, in respect thereof, as well as any interest, penalties and additions to tax payable by the Lessor or such Affiliate, in respect thereof;

                             (f) As between the Lessee and the Lessor, the Lessee shall be responsible for, and the Lessee shall indemnify and hold harmless the Lessor (without duplication of any indemnification required by subsection (a)) on an After Tax Basis against, any obligation for United States withholding taxes imposed in respect of the interest payable on the Notes to the extent, but only to the extent, Lessor has actually paid funds to a taxing authority with respect to such withholding taxes (and, if the Lessor receives a demand for such payment from any taxing authority, the Lessee shall discharge such demand on behalf of the Lessor). Notwithstanding the foregoing, the Lessee shall not be responsible for any obligation for United States withholding taxes imposed in respect of the interest payable on the Notes or in respect of the Lessor Yield to the extent the Lessor is not a United States person for purposes of the Code;

                             (g) (i) If a written claim is made against any Impositions Indemnitee or if any proceeding shall be commenced against such Impositions Indemnitee (including a written notice of such proceeding), for any Impositions, such Impositions Indemnitee shall promptly notify Lessee in writing and shall not take action with respect to such claim or proceeding without the consent of Lessee for thirty (30) days after the receipt of such notice by Lessee; provided, that, in the case of any such claim or proceeding, if action shall be required by law regulation to be taken prior to the end of such 30-day period, such Impositions Indemnitee shall, in such notice to Lessee, inform Lessee, and no action shall be taken with respect to such claim or proceeding without the consent of Lessee before the end of such shorter period; provided, further, that the failure of such Impositions Indemnitee to give the notices referred to this sentence shall not diminish Lessee's obligation hereunder except to the extent such failure adversely affects the ability of the Lessee to contest all or part of such claim.

                             (ii) If, within thirty (30) days of receipt of such notice from the Impositions Indemnitee (or such shorter period as the Impositions Indemnitee has noticed Lessee is required by law or regulation for the Impositions Indemnitee to commence such contest), Lessee shall request in writing that such Impositions Indemnitee contest such Imposition, the Impositions Indemnitee shall, at the expense of Lessee, in good faith conduct and control such contest (including by pursuit of appeals) relating to the validity, applicability or amount of such impositions (provided, however, that (A) if such contest can be pursued independently from any other proceeding involving a tax liability of such Impositions Indemnitee, the Impositions Indemnitee, at Lessee's request, shall allow Lessee to conduct and control such contest and (B) in the case of any contest that Lessee is not entitled to control, the Impositions Indemnitee may request Lessee to conduct and control such contest if possible or permissible under applicable law or regulation) by, in the sole discretion of the Person conducting and controlling such contest, (1) resisting payment thereof, (2) not paying the same except under protest, if protest is necessary and proper, (3) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, or (4) taking such other action as is reasonably requested by Lessee from time to time.

                             (iii) The party controlling any contest shall consult in good faith with the non- controlling party and shall keep the non-controlling party reasonably informed as to the conduct of such contest; provided that all decisions ultimately shall be made in the sole discretion of the controlling party. The parties agree that an Impositions Indemnitee may at any time decline to take further action with respect to the contest of any Imposition and may settle such contest if such Impositions Indemnitee shall waive its rights to any indemnity from Lessee that otherwise would be payable in respect of such claim (and any future claim by any taxing authority with respect to other taxable periods that are based, in whole or in part, upon the resolution of such claim) and shall pay to Lessee any amount previously paid or advanced by Lessee pursuant to this Section 12.2 by way of indemnification or advance for the payment of an Imposition, and no other then future liability of the Lessee is likely with respect to such Imposition.

                             (iv) Notwithstanding the foregoing provisions of this Section 12.2, an Impositions Indemnitee shall not be required to take any action and Lessee shall not be permitted to contest any Impositions in its own name or that of the Impositions Indemnitee unless (A) Lessee shall pay to such Impositions Indemnitee on demand and on an After Tax Basis all reasonable costs, losses and expenses that such Impositions Indemnitee actually incurs in connection with contesting such Impositions, including, without limitation, all reasonable legal, accounting and investigatory fees and disbursements,
                 (B) in the case of a claim that must be pursued in the name of an Impositions Indemnitee (or an Affiliate thereof), the amount of the potential indemnity (taking into account all similar or logically related claims that have been or could be raised in any audit involving such Impositions Indemnitee for which Lessee may be liable to pay an indemnity under this Section 12.2) is less than $1,000,000, unless the pursuit of such contest is in a manner mutually satisfactory to the Imposition Indemnitee and the Lessee, but in no event shall such right prevent the Lessee from prosecuting or continuing such contest, (C) the Impositions Indemnitee shall have reasonably determined that the action to be taken will not result in any material danger of sale, forfeiture or loss of any Property, or any part thereof or interest therein, will not interfere with the payment of Rent, and will not result in risk of criminal liability, (D) if such contest shall involve the payment of the Imposition prior to the contest, Lessee shall provide to the Impositions Indemnitee an interest-free advance in an amount equal to the Imposition that the Impositions Indemnitee is required to pay (with no additional net after-tax cost to such Impositions Indemnitee), (E) in the case of a claim that must be pursued in the name of an Impositions Indemnitee (or an Affiliate thereof), Lessee shall have provided to such Impositions Indemnitee an opinion of independent tax counsel selected by the Lessee and reasonably satisfactory to such Imposition Indemnitee stating that a reasonable basis exists to contest such claim (or, in the case of an appeal of an adverse determination, an opinion of such counsel to the effect that there is substantial authority for the position asserted in such appeal) and (F) no Event of Default shall have occurred and be continuing.


                          SECTION 13.  MISCELLANEOUS.

                        13.1. Survival of Agreements. The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Agreements, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Agreement, the transfer of the Property to the Lessor, the construction of any Improvements, any disposition of any interest of the Lessor in the Property or the Improvements, the payment of the Notes and any disposition thereof and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Agreements. Except as otherwise expressly set forth herein or in other Operative Agreements, the indemnities of the parties provided for in the Operative Agreements shall survive the expiration or termination of any thereof.

                        13.2. No Broker, etc. Each of the parties hereto represents to the others that it has not retained or employed any broker, finder or financial adviser to act on its behalf in connection with this Agreement, nor has it authorized any broker, finder or financial adviser retained or employed by any other Person so to act, except for the Arranger, the fees of which shall be paid by the Lessee. Any party who is in breach of this representation shall indemnify and hold the other parties harmless from and against any liability arising out of such breach of this representation.

                        13.3. Notices. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing by nationally recognized courier service and any such notice shall become effective five Business Days after





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
being deposited in the mails, certified or registered with appropriate postage prepaid or one Business Day after delivery to a nationally recognized courier service specifying overnight delivery and shall be directed to the address of such Person as indicated:

    If to the Lessee, to it at:

    Living Centers Holding Company
    15415 Katy Freeway, Suite 800
    Houston, Texas  77094
    Attn:  Mr. Boyd P. Gentry
    Telecopy No.: (713) 578-4735

    If to the Lessor, to it at:

    FBTC Leasing Corp.
    Two World Trade Center
    New York, New York  10048
    Attn:  Mr. Carl Marcantonio
    Telecopy No.:  (212)  775-7276

    If to the Agent, to it at:

    The Chase Manhattan Bank
    Agent Bank Services
    140 East 45th Street
    New York, New York  10017
    Attn:  Janet Belden
    Telecopy No.: (212) 622-0002

    with a copy to:

    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York  10017
    Attn:  C. Tanner Rose, Jr., Esq.
    Telecopy No.:  (212) 455-2502


From time to time any party may designate a new address for purposes of notice hereunder by notice to each of the other parties hereto.

                             13.4.  Counterparts.  This Agreement may be
executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                            13.5.  Amendments and Termination.  Neither this
Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified except by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification shall be sought. This Agreement may be terminated by an agreement signed in writing by the Lessor, the Lessee, the Agent and the Lenders.

                            13.6.  Headings, etc..  The Table of Contents and
headings of the various Sections and Subsections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

                            13.7.  Parties in Interest.  Except as expressly
provided herein, none of the provisions of this Agreement are intended for the benefit of any Person except the parties hereto.

                            13.8.  GOVERNING LAW.  THIS AGREEMENT SHALL BE
GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                            13.9.  Severability.  Any provision of this
Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                            13.10.  Rights of Lessee.  Notwithstanding any
provision of the Operative Agreements, if at any time all obligations (i) of the Lessor under the Credit Agreement and the Security Documents and (ii) of the Lessee under the Operative Agreements have in each case been satisfied or discharged in full, then the Lessee shall be entitled to (a) terminate the Lease (to the extent not previously terminated) and (b) receive all amounts then held under the Operative Agreements and all proceeds with respect to the Property. Upon the fulfillment of the obligations contained in clauses (i) and (ii) above, the Lessor shall transfer to the Lessee all of its right, title and interest in and to the Property (to the extent not previously transferred to the Lessee in accordance with the Lease) and any amounts or proceeds referred to in the foregoing clause (b) shall be paid over to the Lessee.

                           13.11.  Further Assurances.  The parties hereto shall
promptly cause to be taken, executed, acknowledged or delivered, at the sole expense of the Lessee, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Agreement, the other Operative Agreements and the transactions contemplated hereby and thereby (including, without limitation, the preparation, execution and filing of any and all Uniform Commercial Code financing statements and other filings or registrations which the parties hereto may from time to time request to be filed or effected). The Lessee, at its own





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
expense, shall take such action as may be reasonably requested in order to maintain and protect all security interests provided for hereunder or under any other Operative Agreement.

                             13.12.  Successors and Assigns.  This Agreement
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                             13.13.  No Representation or Warranty.  Nothing
contained herein, in any other Operative Agreement or in any other materials delivered to the Lessee in connection with the transactions contemplated hereby or thereby shall be deemed a representation or warranty by the Agent or the Arranger or any of their Affiliates as to the proper accounting treatment or tax treatment that should be afforded to the Lease and the Lessor's ownership of the Properties and the Agent expressly disclaims any representation or warranty with respect to such matters.

                             13.14.  Confidentiality.  Each of the Agent, the
Lessor and each Lender agrees that it will use its best efforts not to disclose without the prior consent of Living Centers (other than to its subsidiaries and affiliates conducting business related to the making and syndication of loans and its and such subsidiaries and affiliates' employees, auditors or counsel or to another Lender if the disclosing Lender or the disclosing Lender's holding or parent company in its sole discretion determines that any such party should have access to such information) any information with respect to any Guarantor which is furnished pursuant to this Agreement or any other Operative Agreement and which is designated by such party furnishing such information to the Lenders in writing as confidential, provided that the Agent, the Lessor or any Lender may disclose any such information (a) as has become generally available to the public, (b) as may be required or appropriate in any report, statement, or testimony submitted to any municipal, state or federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the FDIC or similar organizations (whether in the United States or elsewhere), (c) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Lender, and (e) to the prospective transferee or participant in connection with any contemplated transfer of any of the Notes or any interest therein by the Person disclosing such information, provided that such prospective transferee or participant executes an agreement with such Guarantor containing provisions substantially identical to those contained in this Section.





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
                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                 LIVING CENTERS HOLDING COMPANY

                                 By:        /s/ Boyd P. Gentry
                                         ---------------------------------------
                                         Name:  Boyd P. Gentry
                                         Title: Vice President


                                 FBTC LEASING CORP., as Lessor

                                 By:        /s/ Akihiro Hashimoto
                                         ---------------------------------------
                                         Name:  Akihiro Hashimoto
                                         Title: Treasurer


                                 THE CHASE MANHATTAN BANK, as Agent and a Lender

                                 By:        /s/ Dawn Lee Lum
                                         ---------------------------------------
                                         Name:  Dawn Lee Lum
                                         Title: Vice President


                                 THE LONG-TERM CREDIT BANK OF JAPAN,
                                 LIMITED, NEW YORK BRANCH, as a Lender

                                 By:        /s/ Satoru Otsubo
                                         ---------------------------------------
                                         Name:  Satoru Otsubo

                                         Title: Joint General Manager


                                 CREDIT LYONNAIS NEW YORK BRANCH, as a Lender and Co-Agent

                                 By:     /s/    F. Tavangar
                                         ---------------------------------------
                                         Name:  Farboud Tavangar
                                         Title: Vice President

                                 THE FUJI BANK, LIMITED (HOUSTON AGENCY), as a Lender

                                 By:         /s/ Nate Ellis
                                         ---------------------------------------
                                          Name:  Nate Ellis
                                          Title: Vice President & Joint Manager


                                 THE SANWA BANK, LIMITED, DALLAS AGENCY, as a
                                 Lender

                                 By:         /s/ R. Blake Wright
                                         ---------------------------------------
                                          Name:  R. Blake Wright
                                          Title: Vice President

                                   GUARANTEE


                 GUARANTEE dated as of October 10, 1996 made by LIVING CENTERS OF AMERICA, INC., a Delaware corporation ("Living Centers") and the other guarantors which are signatories hereto (Living Centers and each such guarantor, individually, a "Guarantor"; collectively, the "Guarantors"), in favor of THE CHASE MANHATTAN BANK, as agent (in such capacity, the "Agent") for the lenders (the "Lenders") parties to the Credit Agreement, dated as of the date hereof (as amended, supplemented, extended or otherwise modified from time to time, the "Credit Agreement"), among FBTC LEASING CORP. (the "Borrower"), the Lenders and the Agent.


                             Preliminary Statement


                 Pursuant to the Credit Agreement, the Lenders have severally agreed to make loans (the "Loans") to the Borrower upon the terms and subject to the conditions set forth therein, to be evidenced by the notes issued by the Borrower under the Credit Agreement. The Borrower has entered into the Credit Agreement for the purpose of facilitating the financing, with the proceeds of the Loans, of the acquisition of the Properties and the construction of Improvements thereon, which shall, in turn, be leased to Living Centers Holding Company (the "Lessee") under a Lease pursuant to which Borrower is Lessor.

                 The Loans will be made from time to time at the request of the Construction Agent in consideration for the agreement of the Construction Agent, for the benefit of the Borrower, to perform its obligations under the Agency Agreement. Each Guarantor is an Affiliate of the Lessee and will derive substantial direct and indirect benefit from the Lenders making the Loans. It is a condition precedent to the obligation of the Lenders to make their respective Loans to the Borrower under the Credit Agreement that each Guarantor shall have executed and delivered this Guarantee to the Agent for the ratable benefit of the Lenders.

                 NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans to the Borrower under the Credit Agreement, each Guarantor hereby agrees with the Agent, for the ratable benefit of the Lenders, as follows:

                 1. Defined Terms; Calculations and Computations. Capitalized terms not otherwise defined herein shall have the meanings set forth on Annex A to the Participation Agreement dated as of the date hereof among the Lessee, the Lessor, the Agent, and the Lenders.

                 2. Guarantee (a) Subject to the provisions of Section 2(b) and without duplication, the Guarantors hereby jointly and severally unconditionally and irrevocably guarantee to the Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, (i) the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of each of the following: the unpaid principal of and interest on the Notes and all other obligations and liabilities of the Borrower to the Agent or the Lenders (including interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, the other Operative Agreements or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all reasonable fees and disbursements of counsel to the Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of the Credit Agreement or any other Operative Agreement) and (ii) the prompt and complete payment by the Lessee when due (whether at stated maturity, by acceleration or otherwise) of all amounts payable by the Lessee under any of the Operative Agreements (including indemnities and Facility Fees) to the Agent and/or the Lenders and the Lessor (each and all of the above obligations described in clauses (i) and (ii) above, collectively, the "Guaranteed Obligations").

                 (b) Anything herein or in any other Operative Agreement to the contrary notwithstanding, no Guarantor shall at any time be required to make any payment hereunder in respect of the principal of any Tranche B Loans unless at such time a Lease Event of Default has occurred and is continuing.

The maximum liability of each Guarantor hereunder shall in no event exceed the amount which can be guaranteed by each Guarantor under applicable federal and state laws relating to the insolvency of debtors.

                 (c) Each Guarantor further agrees to pay any and all expenses (including all reasonable fees and disbursements of counsel) which may be paid or incurred by the Agent or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Guaranteed Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Guaranteed Obligations and all amounts owing hereunder are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the Borrower or the Lessee may be free from any Guaranteed Obligations.

                 (d) No payment or payments made by the Borrower, any Guarantor or any other Person or received or collected by the Agent or any Lender from the Borrower, any Guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of





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                                                                              89

the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments remain liable for the Guaranteed Obligations until the Guaranteed Obligations and all amounts owing hereunder are paid in full and the Commitments are terminated.

                 (e) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Agent or any Lender on account of its liability hereunder, it will notify the Agent in writing that such payment is made under this Guarantee for such purpose.

                 3. Right of Set-off. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, the Agent and each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower, any Guarantor or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Debt at any time held or owing by the Agent or such Lender (including by branches and agencies of the Agent or such Lender wherever located) to or for the credit or the account of any Guarantor against and on account of the obligations and liabilities of any Guarantor hereunder or under any of the other Operative Agreements, and all other claims of any nature or description arising out of or connected with this Guarantee or any other Operative Agreement, irrespective of whether the Agent or such Lender shall have made any demand hereunder.

                 4. No Subrogation. Notwithstanding any payment or payments made by any Guarantor hereunder or any set-off or application of funds of such Guarantor by any Lender, no Guarantor shall be entitled to exercise or enforce any subrogation rights of the Agent or any Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Agent or any Lender for the payment of the Guaranteed Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by any Guarantor hereunder, until all amounts owing to the Agent and the Lenders by the Borrower on account of the Guaranteed Obligations and all amounts owing hereunder are paid in full and the Commitments are terminated.
If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations and all amounts owing hereunder shall not have been paid in full or the Commitments shall not have been terminated, such amount shall be held by such Guarantor in trust for the Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Agent, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as the Agent may determine.

                 5. Amendments, etc. with respect to the Guaranteed Obligations; Waiver of Rights. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against such Guarantor and without notice to or further assent by such

Guarantor, any demand for payment of any of the Guaranteed Obligations made by the Agent or any Lender may be rescinded by such party and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or any Lender, and the Credit Agreement, the Participation Agreement and the other Operative Agreements may be amended, modified, supplemented or terminated, in whole or in part, as the Agent (or the Required Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Agent or any Lender for the payment of the Guaranteed Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Guaranteed Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any Guarantor, the Agent or any Lender may, but shall be under no obligation to, make a similar demand on the Borrower or any other Guarantor, and any failure by the Agent or any Lender to make any such demand or to collect any payments from the Borrower or any other Guarantor or any release of the Borrower or any such other Guarantor shall not relieve any Guarantor, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent or any Lender against such Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

                 6. Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by the Agent or any Lender upon this Guarantee or acceptance of this Guarantee; the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrower and each Guarantor, on the one hand, and the Agent and the Lenders, on the other hand, with respect to the Guaranteed Obligations, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or such Guarantor with respect to the Guaranteed Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement or any other Operative Agreement, any of the Guaranteed Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any Guarantor against the Agent or any Lender, (c) any non-recourse provision contained in any Operative Agreement, or (d) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Guaranteed Obligations, or of any Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by the Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent and the Lenders against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Guaranteed Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Guaranteed Obligations.

                 7. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

                 8. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Agent without set-off or counterclaim in U.S. Dollars at the office of the Agent located at 270 Park Avenue, New York, New York 10017.

                 9. Representations, Warranties. In order to induce the Lenders to enter into the Credit Agreement and to make the Loans, each Guarantor hereby represents and warrants to the Agent and each Lender hereto as of the Initial Closing Date and as of each Funding Date as follows:

                 Section 9.1. Corporate Existence; Compliance with Law; Subsidiaries. Each Guarantor is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation and in good standing and qualified to do business in each jurisdiction where its ownership or lease of property or conduct of its business requires such qualification and where a failure to be qualified would reasonably be expected to cause a Material Adverse Effect and is in compliance with all Requirements of Law except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect. Living Centers has no Subsidiaries on the date of this Agreement other than the Subsidiaries listed on the attached Schedule 9.1, and Schedule 9.1 lists the jurisdiction of incorporation and the address of the principal office of each such Subsidiary existing on the date of this Agreement.

                 Section 9.2. Corporate Power. The execution, delivery, and performance by each Guarantor of this Agreement and the other Operative Agreements to which any of them is a party and the consummation of the transactions contemplated hereby and thereby (a) are within the Guarantors' corporate powers, (b) have been duly authorized by all necessary corporate action, (c) do not contravene
         (i) any such Guarantor's certificate or articles, as the case may be, of incorporation or by-laws or (ii) any law or any contractual restriction binding on or affecting any such Guarantor, the contravention of which would reasonably be expected to cause a Material Adverse Effect and (d) will not result in or require the creation or imposition of any Lien prohibited by this Agreement.

                 Section 9.3. Authorization and Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by any Guarantor of this Agreement or the other Operative Agreements to which any of them is a party.

                 Section 9.4. Enforceable Obligations. This Agreement and the other Operative Agreements to which any Guarantor is a party have been duly executed and delivered by such Guarantor. Each Operative Agreement is the legal, valid, and binding obligation of each Guarantor which is a party to it enforceable against each such Guarantor in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors' rights generally and by general principles of equity (whether considered in proceeding at law or in equity).

                 Section 9.5.     Financial Statements; No Material Adverse
         Change.    (i)  The balance sheets of Living Centers and its
         Subsidiaries as at September 30, 1995, and the related statements of income, cash flow, and retained earnings of Living Centers and its Subsidiaries for the fiscal year then ended, copies of which have been furnished to each Lender, and the balance sheets of Living Centers and its Subsidiaries as at June 30, 1996, and the related statements of income and cash flow of Living Centers and its Subsidiaries for the nine months then ended, duly certified by an authorized financial officer of Living Centers, copies of which have been furnished to each Lender, fairly present, subject, in the case of said balance sheets as at June 30, 1996 and said statements of income and cash flow for the nine months then ended, to year-end audit adjustments and the absence of footnotes, the financial condition of Living Centers and its Subsidiaries as at such dates and the results of the operations of Living Centers and its Subsidiaries for the periods ended on such dates, and such balance sheets and statements of income, cash flow, and retained earnings were prepared in accordance with GAAP.

                         (ii) No Material Adverse Change has occurred since June 30, 1996.

                 Section 9.6. True and Complete Disclosure. No representation, warranty, or other statement made by the Guarantors (or on behalf of any Guarantor) in this

         Agreement or any other Operative Agreement or in any other document or certificate furnished to the Agent, the Lessor or the Lenders, or any of them, by or on behalf of the Lessee or Living Centers in connection with the transaction contemplated by the Operative Agreements contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made as of the date of this Agreement the effect of which would reasonably be expected to have a Material Adverse Effect. There is no fact known to any Responsible Officer of any Guarantor on the date of this Agreement and on the Effective Date that has not been disclosed to the Lenders which would reasonably be expected to have a Material Adverse Effect. All projections, estimates, and pro forma financial information furnished by the Guarantors or on behalf of the Guarantors were prepared on the basis of assumptions, data, information, tests, or conditions believed to be reasonable at the time such projections, estimates, and pro forma financial information were furnished.

                 Section 9.7. Litigation. Except as otherwise disclosed to the Lenders in Schedule 1 hereto after the date of this Agreement, there is no pending or, to the best knowledge of the Guarantors, threatened action or proceeding affecting any Guarantor or any of its Subsidiaries before any court, Governmental Authority or arbitrator, which would reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity, binding effect or enforceability of this Agreement or any other Operative Agreement or the consummation of any of the transactions contemplated hereby or thereby.

                 Section 9.8. Investment Company Act. None of the Guarantors nor any of their Subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 Section 9.9. Public Utility Holding Company Act. None of the Guarantors nor any of their Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company
         Act of 1935, as amended.

                 Section 9.10.    Taxes.   (i)     Reports and Payments.  All
         Returns required to be filed by or on behalf of Living Centers, its Subsidiaries, or any member of the Controlled Group (hereafter collectively called the "Tax Group") have been duly filed on a timely basis or appropriate extensions have been obtained and such Returns are and will be true, complete and correct, except where the failure to so file would not be reasonably expected to have a Material Adverse Effect; and all Taxes shown to be payable on the Returns or on subsequent assessments with respect thereto will have been paid in full on a timely basis, and no other Taxes will be payable by the Tax Group with respect to items or periods covered by such Returns, except in each case to the extent of (i) reserves reflected in the Financial Statements, (ii) taxes that are being contested in good faith, or
         (iii) such Taxes, the failure to pay which would not have a





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         Material Adverse Effect.  The reserves for accrued Taxes reflected in the financial statements delivered to the Lenders under this Agreement are adequate in the aggregate for the payment of all unpaid Taxes, whether or not disputed, for the period ended as of the date thereof and for any period prior thereto, and for which the Tax Group may be liable in its own right, as withholding agent or as a transferee of the assets of, or successor to, any Person, except for such Taxes or reserves therefor, the failure to pay or provide for which does not and could not have a Material Adverse Effect.

                 (ii) Taxes Definition. "Taxes" in this clause (j) shall mean all taxes, charges, fees, levies, or other assessments imposed by any federal, state, local, or foreign taxing authority, including without limitation, income, gross receipts, excise, real or personal property, sales, occupation, use, service, leasing, environmental, value added, transfer, payroll, and franchise taxes (and including any interest, penalties, or additions to tax attributable to or imposed on with respect to any such assessment).

                 (iii) Returns Definition. "Returns" in this clause (j) shall mean any federal, state, local, or foreign report, estimate, declaration of estimated Tax, information statement or return relating to, or required to be filed in connection with, any Taxes, including any information return or report with respect to backup withholding or other payments of third parties.

                 Section 9.11. Pension Plans. No Termination Event has occurred with respect to any Plan, and each Plan has complied with and been administered in all material respects in accordance with applicable provisions of ERISA and the Code. No "accumulated funding deficiency" (as defined in Section 302 of ERISA) has occurred and there has been no excise tax imposed under Section 4971 of the Code. To the knowledge of any Responsible Officer of Living Centers, no Reportable Event has occurred with respect to any Multiemployer Plan, and each Multiemployer Plan has complied with and been administered in all material respects with applicable provisions of ERISA and the Code. The present value of all benefits vested under each Plan (based on the assumptions used to fund such Plan) did not, as of the last annual valuation date applicable thereto, exceed the value of the assets of such Plan allocable to such vested benefits in any amount that would reasonably be expected to have a Material Adverse Effect. Neither Living Centers nor any member of the Controlled Group has had a complete or partial withdrawal from any Multiemployer Plan for which there is any material withdrawal liability. As of the most recent valuation date applicable thereto, neither Living Centers nor any member of the Controlled Group has received notice that any Multiemployer Plan is insolvent or in reorganization. Based upon GAAP existing as of the date of this Agreement and current factual circumstances, Living Centers has no reason to believe that the annual cost during the term of this Agreement to Living Centers or any of its Subsidiaries for post-retirement benefits to be provided to the current and former employees of Living Centers or any of its Subsidiaries under welfare benefit plans (as defined in Section 3(1) of ERISA) could, in the aggregate, reasonably be expected to have a Material Adverse Effect.





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                 Section 9.12.    No Burdensome Restrictions; No Defaults.
         (i) Neither the Guarantors nor any of their Subsidiaries is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction or provision of applicable Legal Requirement which would reasonably be expected to have a Material Adverse Effect. No Guarantor is in default under or with respect to any contract, agreement, lease or other instrument to which any Guarantor is a party and which would reasonably be expected to have a Material Adverse Effect. To the knowledge of any Responsible Officer of any Guarantor, no Guarantor has received any notice of default under any contract, agreement, lease or other instrument to which such Guarantor is a party which is continuing and which, if not cured, would reasonably be expected to have a Material Adverse Effect.

                 (ii)     No Default has occurred and is continuing.

                 Section 9.13. Environmental Condition. The Guarantors and their Subsidiaries, taken as a whole, (A) have obtained all Environmental Permits necessary for the ownership and operation of their respective material properties and the conduct of their respective businesses of which the failure to obtain would reasonably be expected to have a Material Adverse Effect; (B) have been and are in compliance with all terms and conditions of such Environmental Permits and with all other material requirements of applicable Environmental Laws of which the failure to comply would reasonably be expected to have a Material Adverse Effect; (C) have not received notice of any violation or alleged violation of any Environmental Law or Environmental Permit the violation of which would reasonably be expected to have a Material Adverse Effect; and (D) are not subject to any actual or contingent Environmental Claim, which Environmental Claim would reasonably be expected to have a Material Adverse Effect.

                  To the knowledge of any Responsible Officer of any Guarantor, none of the present or previously owned or operated property of any Guarantor or of any of such Guarantor's present or former Subsidiaries, wherever located, (A) has been placed on or proposed to be placed on the National Priorities List, the Comprehensive Environmental Response Compensation Liability Information System list, or their state or local analogs, or have been otherwise designated, listed, or identified as a potential site for removal, remediation, cleanup, closure, restoration, reclamation, or other response activity under any Environmental Laws; (B) is subject to a Lien, arising under or in connection with any Environmental Laws, that attaches to any revenues or to any property owned or operated by any Guarantor or any of such Guarantor's Subsidiaries, wherever located, which Lien would reasonably be expected to have a Material Adverse Effect; or (C) has been the site of any Release of Hazardous Substances or Hazardous Wastes from present or past operations which has caused at the site or at any third-party site any condition that has resulted in or would reasonably be expected to result in the need for Response that would have a Material Adverse Effect.

                  Without limiting the foregoing, the present and, to the best knowledge of any Responsible Officer of any Guarantor, future liability, if any, of the Guarantors and their Subsidiaries, taken as a whole, which would reasonably be expected to arise in





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                                                                              96

         connection with requirements under Environmental Laws will not have a Material Adverse Effect.

                 Section 9.14. Permits, Licenses, etc. The Guarantors and their Subsidiaries possess all permits, licenses, patents, patent rights or licenses, trademarks, trademark rights, trade names rights and copyrights which the failure to possess could reasonably be expected to have a Material Adverse Effect. The Guarantors and their Subsidiaries manage and operate their business in accordance with all applicable Legal Requirements which the failure to so manage or operate would reasonably be expected to have a Material Adverse Effect.

                 Section 9.15. Health Care Regulatory Matters. To the knowledge of any Responsible Officer of any Guarantor, all necessary steps have been or are being taken to secure the renewal of any Health Facility License, Medicaid Provider Agreement or Medicare Provider Agreement issued with respect to any Facility which the failure to renew could reasonably be expected to have a Material Adverse Effect and that is to expire within 60 days after the date of this Agreement, and there is no reasonable basis known to any Responsible Officer of any Guarantor or their Subsidiaries that any such renewal will not be obtained.

                          There are no proceedings pending, or, to the best of any Guarantor's knowledge, threatened by any Governmental Authority seeking nor, to the knowledge of any Responsible Officer of the Guarantors or any of their Subsidiaries, has any such Guarantor or any of its Subsidiaries taken any action to the effect of which would be to adversely modify, revoke, withdraw, or suspend any CON, Health Facility License, Medicaid Provider Agreement, Medicare Provider Agreement, Medicare Certification or Medicaid Certification in a manner that would reasonably be expected to have a Material Adverse Effect. To the Guarantors' knowledge, there is no decision to fail to renew or deny payments under any Medicaid Provider Agreement or Medicare Provider Agreement which failure or denial would reasonably be expected to have a Material Adverse Effect.

                 10. Affirmative Covenants of the Guarantor. Living Centers hereby covenants and agrees that so long as this Guarantee is in effect and until the Commitments have terminated and the Guaranteed Obligations and all amounts owing hereunder are paid in full:

                 Section 10.1. Compliance with Laws, Etc. Living Centers will comply, and cause each of its Subsidiaries to comply, with all Legal Requirements of which the failure to comply would reasonably be expected to have a Material Adverse Effect. Without limiting the generality and coverage of the foregoing, Living Centers shall comply, and shall cause each of its Subsidiaries to comply, in all material respects, with all Environmental Laws and, in all material respects, all laws, regulations, or directives with respect to equal employment opportunity and employee safety in all jurisdictions in which Living Centers, or any of its Subsidiaries do business; provided, however, that this Section 10.1 shall not prevent Living Centers, or any of its Subsidiaries, in good faith and with reasonable diligence, from contesting the validity





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                                                                              97

         or application of any such laws or regulations by appropriate legal proceedings. All requirements to comply with Legal Requirements relating to the Properties shall be governed by the Lease and the other Operative Agreements (other than this Guarantee).

                 Section 10.2. Maintenance of Insurance. Living Centers will maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which Living Centers or such Subsidiary operates, provided that Living Centers or such Subsidiary may self-insure to the extent and in the manner normal for similarly situated companies of like size, type and financial condition that are part of a group of companies under common control. All requirements concerning insurance as it relates to the Properties shall be governed by the Lease.

                 Section 10.3. Preservation of Corporate Existence, Etc. Living Centers will preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each such Subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which qualification is necessary or desirable in view of its business and operations or the ownership of its properties, and, in each case, where failure to qualify or preserve and maintain its rights and franchises would reasonably be expected to have a Material Adverse Effect; provided, however, that nothing contained in this Section 10.3 shall prevent any transaction permitted by Section 11.4.

                 Section 10.4. Payment of Taxes, Etc. Living Centers will pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent and which the failure to timely pay or discharge would reasonably be expected to have a Material Adverse Effect, (a) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or Property that are material in amount, prior to the date on which penalties attach thereto and (b) all lawful claims that are material in amount which, if unpaid, might by law become a Lien upon its property; provided, however, that neither Living Centers nor any such Subsidiary shall be required to pay or discharge any such tax, assessment, charge, levy, or claim which is being contested in good faith and by appropriate proceedings, and with respect to which reserves in conformity with GAAP have been provided. All requirements concerning taxes as they relate to the Properties shall be governed by the Lease and the Participation Agreement.

                 Section 10.5. Visitation Rights. At any reasonable time and from time-to-time and so long as any visit or inspection will not interfere with patients' rights or unreasonably interfere with Living Center's or any of its Subsidiaries operations, upon reasonable notice, Living Centers will, and will cause its Subsidiaries to, permit the Agent and any Lender or any of its agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit and





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         inspect at its reasonable discretion the properties of, Living Centers and any such Subsidiary, to discuss the affairs, finances and accounts of Living Centers and any such Subsidiary with any of their respective officers or directors.

                 Section 10.6. Reporting Requirements. Living Centers will furnish to the Agent and each Lender:

                          (a) Defaults. As soon as possible and in any event within five Business Days after the occurrence of any Default by the Lessee or any Guarantor or any of Living Centers' wholly-owned Subsidiaries relating to the Lease or any other Operative Agreement, which Default is known to a Responsible Officer of Living Centers and is continuing on the date of such statement, a statement of an authorized financial officer of Living Centers setting forth the details of such Default and the actions which Living Centers has taken and proposes to take with respect thereto;

                          (b) Quarterly Financials. As soon as available and in any event not later than 45 days after the end of each of the first three quarters of each fiscal year of Living Centers, the balance sheets of Living Centers and its Subsidiaries as of the end of such quarter and the statements of income and cash flows of Living Centers and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, all in reasonable detail and duly certified with respect to such statements (subject to year-end audit adjustments) by an authorized financial officer of Living Centers as having been prepared in accordance with GAAP, together with a compliance certificate duly executed by a Responsible Officer in substantially the form of the attached Exhibit A;

                          (c) Annual Financials. As soon as available and in any event not later than 90 days after the end of each fiscal year of Living Centers, a copy of the annual audit report for such year for Living Centers and its Subsidiaries, including therein balance sheets of Living Centers and its Subsidiaries as of the end of such fiscal year and statements of income and retained earnings and of cash flows of Living Centers and its Subsidiaries for such fiscal year, in each case certified by Ernst & Young or other nationally recognized independent certified public accountants or other independent certified public accountants of recognized standing acceptable to the Agent and including any management letters delivered by such accountants to Living Centers in connection with such audit, together with a compliance certificate duly executed by a Responsible Officer in substantially the form of the attached Exhibit A;

                          (d) Securities Law Filings. Promptly and in any event within 15 days after the sending or filing thereof, copies of all proxy material, reports and other information which Living Centers or any of its Subsidiaries sends to or files with the United States Securities and Exchange Commission or sends to any shareholder of Living Centers;





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                                                                              99


                          (e) Termination Events. As soon as possible and in any event (i) within 30 days after Living Centers knows or has reason to know that any Termination Event described in clause (a) of the definition of Termination Event with respect to any Plan has occurred, and (ii) within 10 days after any Responsible Officer of Living Centers knows or has reason to know that any other Termination Event with respect to any Plan has occurred, a statement of a Responsible Officer of Living Centers describing such Termination Event and the action, if any, which Living Centers or such Affiliate proposes to take with respect thereto;

                          (f) Termination of Plans. Promptly and in any event within two Business Days after the knowledge of any Responsible Officer of Living Centers of receipt thereof by Living Centers or any member of the Controlled Group from the PBGC, copies of each notice received by Living Centers or any such member of the Controlled Group of the PBGC's intention to terminate any Plan or to have a trustee appointed to administer any Plan;

                          (g) Other ERISA Notices. Promptly and in any event within five Business Days after the knowledge of any Responsible Officer of Living Centers of receipt thereof by Living Centers or any member of the Controlled Group from a Multiemployer Plan sponsor, a copy of each notice received by Living Centers or any member of the Controlled Group concerning the imposition of withdrawal liability pursuant to
                 Section 4202 of ERISA in an amount that could reasonably be expected to have a Material Adverse Effect;

                          (h) Environmental Notices. Promptly upon the knowledge of any Responsible Officer of Living Centers of receipt thereof by Living Centers or any of its Subsidiaries, a copy of any form of notice, summons or citation received from the EPA, or any other Governmental Authority directly engaged in protection of the Environment, concerning (i) material violations or alleged violations of Environmental Laws, which seeks to impose liability therefor and which, based upon information reasonably available to Living Centers at the time or after such violation, would reasonably be expected to have a Material Adverse Effect, (ii) any action or omission on the part of Living Centers or any of its Subsidiaries in connection with Hazardous Waste or Hazardous Substances which, based upon information reasonably available to Living Centers at the time of such receipt, would reasonably be expected to have a Material Adverse Effect,
                 (iii) any notice of potential responsibility under CERCLA which would reasonably be expected to have a Material Adverse Effect, or (iv) concerning the filing of a Lien other than a Permitted Lien upon, against or in connection with Living Centers, its present or former Subsidiaries, or any of their leased or owned material property, wherever located, which would reasonably be expected to have a Material Adverse Effect. In the event of a conflict between the foregoing provisions and the provisions of the Lease regarding environmental issues effecting any Property, the provisions of the Lease shall govern;





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                                                                             100


                          (i) Other Governmental Notices. Promptly and in any event within five Business Days after receipt thereof by Living Centers or any Subsidiary and the knowledge of such receipt by a Responsible Officer of Living Centers or any inside counsel of Living Centers, (i) a copy of any notice, summons, citation, or proceeding seeking to adversely modify in any material respect, revoke, or suspend any CON, Health Facility License, Medicaid Provider Agreement, Medicare Provider Agreement, Medicaid Certification, or Medicare Certification in a manner that would reasonably be expected to have a Material Adverse Effect and (ii) any revocation or involuntary termination of any Medicaid Provider Agreement, Medicare Provider Agreement, Medicaid Certification, or Medicare Certification that would reasonably be expected to have a Material Adverse Effect;

                          (j) Material Changes. Prompt written notice of any condition or event of which any Responsible Officer of Living Centers has knowledge, which condition or event has resulted or could reasonably be expected to result in (i) a Material Adverse Change or Material Adverse Effect or (ii) a breach of or noncompliance with any term, condition, or covenant of any contract to which Living Centers or any of its Subsidiaries is a party or by which they or their properties may be bound, which breach or noncompliance would reasonably be expected to have a Material Adverse Effect;

                          (k) Disputes, etc. Prompt written notice of any claims, proceedings, or disputes, or to the knowledge of any Responsible Officer of Living Centers threatened, or affecting Living Centers, or any of its Subsidiaries which, if adversely determined, could reasonably be expected to have a Material Adverse Effect; and

                          (l) Other Information. Such other information respecting the business or properties, or the condition or operations, financial or otherwise, of Living Centers, or any of its Subsidiaries, as any Lender through the Agent may from time-to-time reasonably request.

                 Section 10.7. Maintenance of Property. Living Centers shall, and shall cause each of its Subsidiaries to, (a) maintain all of its property necessary or useful in the proper conduct of its business in good working order and condition, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect and
         (b) not knowingly or willfully permit the commission of waste or other injury, or the occurrence of pollution, contamination or any other condition in, on or about the owned or operated property involving the Environment that would reasonably be expected to have a Material Adverse Effect. The provisions regarding maintenance as it relates to the Properties shall be governed by the Lease.

                 Section 10.8. Additional Guaranties. Upon the creation or acquisition after the Initial Closing Date of any Material Subsidiary or promptly after any Subsidiary which is not a Guarantor becomes a Material Subsidiary, Living Centers will cause such





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         Material Subsidiary to become a party to this Guarantee and to provide such evidence of corporate authority to enter into such Guarantee as the Agent may reasonably request; provided that as of the last day of any fiscal quarter Living Centers and the other Guarantors shall have at least 85% of Living Centers' Tangible Net Assets on such day and at least 85% of Living Centers' EBITDA for the four fiscal quarters ending on such day. A "Living Centers Material Subsidiary" is any Subsidiary of Living Centers which on the date of its acquisition or formation or on any quarter end after the date of this Guarantee (a) has EBITDA for the four fiscal quarters ending immediately preceding such date equal to or greater than 5% of Living Centers' EBITDA for such period or (b) Tangible Net Assets equal to or greater than 5% of Living Centers' Tangible Net Assets.

                 11. Negative Covenants. Living Centers hereby agrees that so long as this Guarantee is in effect and until the Commitments have terminated and the Guaranteed Obligations and all amounts owing hereunder are paid in full:

                 Section 11.1. Liens, Etc. Living Centers will not create, assume, incur or suffer to exist, or permit any of its Subsidiaries to create, assume, incur, or suffer to exist, any Lien on or in respect of any of its property whether now owned or hereafter acquired, or assign any right to receive income, except that Living Centers and its Subsidiaries may create, incur, assume or suffer to exist Liens:

                          (a) securing the obligations under the Operative Agreements or obligations under the Corporate Credit Agreement and documents relating thereto;

                          (b) for taxes, assessments or governmental charges or levies on property of Living Centers or any other Guarantor to the extent not required to be paid pursuant to Sections 10.1 and 10.4;

                          (c)     imposed by law, such as landlords',
                 carriers', warehousemen's and mechanics' liens and other similar Liens arising in the ordinary course of business securing obligations which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of Living Centers and its Subsidiaries in accordance with GAAP;

                          (d) arising in the ordinary course of business out of pledges or deposits under workers' compensation laws, unemployment insurance, old age pensions or other social security or retirement benefits, or similar legislation or to secure public or statutory obligations of Living Centers or any of its Subsidiaries;

                          (e) Liens securing purchase money Debt, Capital Leases, and acquired Debt permitted under Section 11.2(k); provided that (i) in the case of purchase money Debt and Capital Leases, each such Lien only encumbers the





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                 property acquired in connection with the creation of such Debt or Capital Lease and all proceeds therefrom and (ii) the fair market value of the collateral securing any such Debt may exceed the outstanding principal amount of such Debt only to the extent such excess is within customary commercial bank lending and collateralization requirements;

                          (f) securing Debt listed on the attached Schedule 11.1; provided that the Debt of Living Centers or any Subsidiary of Living Centers secured by such Liens shall not be renewed, refinanced or extended if the amount of such Debt so renewed is greater than the outstanding amount of such Debt on the date of this Agreement;

                          (g) arising from litigation and which are effectively stayed from execution and would not otherwise cause a Default to occur;

                          (h) in the nature of utility easements, building restrictions, and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of Living Centers or its Subsidiaries; and

                          (i) in the nature of any interest or title of a lessor in assets being leased to Living Centers or one of its Subsidiaries.

                 Section 11.2. Debts, Guaranties and Other Obligations. Living Centers will not, and will not permit any of its Subsidiaries to, create, assume, suffer to exist or in any manner become or be liable in respect of any Debt except:

                          (a) Debt of Living Centers and its Subsidiaries under the Operative Agreements and under the Corporate Credit Agreement and documents relating thereto as of the date of this Guarantee;

                          (b)     unsecured Debt listed on the attached
                 Schedule 11.2 and all renewals, extensions, rearrangements or refinancings of any such credit arrangements on terms and for amounts substantially similar to the terms and amounts existing as of the date of this Guarantee;

                          (c)     intercompany Debt owed (i) by any
                 wholly-owned Subsidiary of Living Centers (other than a Nonprofit Subsidiary) to Living Centers; (ii) by Living Centers to any of its wholly-owned Subsidiaries; and (iii) any wholly-owned Subsidiary of Living Centers to another wholly-owned Subsidiary of Living Centers;

                          (d) unsecured borrowings at a market rate of interest with maturities of less than 180 days of Living Centers not otherwise permitted by the preceding paragraphs
                 (a), (b), and (c) in an aggregate outstanding principal





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                 amount not to exceed at any time the lesser of (i)
                 $100,000,000.00 or (ii) the amount by which the Tranche A Commitments exceeds the sum of the outstanding Tranche A Advances, Letter of Credit Exposure, and Competitive Advances (as each such term is defined in the Corporate Credit Agreement);

                          (e) Debt secured by the Liens permitted pursuant to paragraph (f) of Section 11.1;

                          (f) current liabilities for the financing of Living Centers' and its Subsidiaries' insurance premiums;

                          (g) Living Centers' guaranty under the Contract to Lease and Surviving Master Agreement for Leases of Mayer, Trustee Nursing Homes dated as of May 1, 1994 among Living Centers, Living Centers of Texas, Inc., and Clarence Mayer, Trustee of the repayment of the residual value of the premises leased thereby;

                          (h)     guaranties (i) by Living Centers'
                 Subsidiaries of any Debt of Living Centers permitted by this
                 Section 11.2 and (ii) by Living Centers of its wholly-owned Subsidiaries' Debt permitted by this Section 11.2;

                          (i) reimbursement obligations of Living Centers in respect of any surety bonds or letters of credit otherwise permitted under this Guarantee issued to secure payment of any insurance premiums, regulatory obligations, or trust fund obligations for Living Centers or any of its Subsidiaries;

                          (j) unfunded vested liabilities under any Plan that would not reasonably be expected to have a Material Adverse Effect;

                          (k) Debt incurred in connection with the purchase of any property, Capital Leases, and Debt assumed in connection with any Acquisition Expenditure in an aggregate outstanding principal amount not to exceed at any time the greater of (i) $75,000,000.00 or (ii) 15% of Living Centers' Net Worth at such time; and

                          (l) Subordinated Debt in an aggregate outstanding principal amount not to exceed at any time $150,000,000.00.

                 Section 11.3. Agreements Restricting Liens and Distributions. Living Centers will not, nor will it permit any of its Subsidiaries to, enter into any agreement (other than a Credit Document) which (a) except with respect to specific property encumbered to secure payment of Debt related to such property, imposes restrictions greater than those under this Guarantee upon the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired or (b) limits Restricted Payments to or any advance by any of Living Centers' Subsidiaries to Living Centers.

                 Section 11.4. Merger or Consolidation; Asset Sales. Living Centers will not, and will not permit any of its Subsidiaries to,

                          (a) merge or consolidate with or into any other Person, except that (i) Living Centers may merge with any of its wholly-owned Subsidiaries and (ii) any of Living Centers' wholly-owned Subsidiaries may merge with another of Living Centers' wholly-owned Subsidiaries, provided that immediately after giving effect to any such proposed transaction no Default would exist and in the case of any such merger to which Living Centers is a party, Living Centers is the surviving corporation or

                          (b) sell, lease, transfer, or otherwise dispose of any asset (including stock of a Subsidiary) other than the Devcon Stock Sale or the sale of certain assets acquired in connection with Project QC if the fair market value of such asset plus the fair market value of all assets (including stock of a Subsidiary) disposed of during the four fiscal quarters immediately preceding the date of such asset sale would exceed 5% of Tangible Net Assets of Living Centers; provided that, for sales of assets in a single transaction or in a related series of transactions with a fair market value in excess in $15,000,000.00, the Agent shall have received a Compliance Certificate demonstrating pro forma financial covenant compliance, including adjustments to Living Centers' EBITDA for such divested assets.

         Upon the closing of any transaction permitted by this Section 11.4 involving a Guarantor (other than Living Centers) the shares of stock of which is sold or that does not survive a merger, such Guarantor shall automatically be released from its obligations under its Guarantee, and, if requested by Living Centers, the Agent, on its behalf and the behalf of the Lenders, shall execute a release of such Guarantor from its Guarantee in favor of the Lenders.

                 Section 11.5. Restricted Payments. Neither Living Centers nor any of its subsidiaries will make or pay any Restricted Payment if a Default exists or would result therefrom.

                 Section 11.6. Investments. Living Centers will not, and will not permit any of its Subsidiaries to, make or permit to exist any loans, advances or capital contributions to, or make any investment in, or purchase or commit to purchase any stock or other securities or evidences of indebtedness of or interests in any Person, except the following:

                          (a)     the purchase of Liquid Investments;

                          (b) trade and customer accounts receivable which are for goods furnished or services rendered in the ordinary course of business and are payable in accordance with customary trade terms;

                          (c) ordinary course of business contributions, loans or advances to, or investments in, (i) a direct or indirect Subsidiary of Living Centers, other than a Nonprofit Subsidiary or (ii) Living Centers;

                          (d) Living Centers' ownership of the stock of any Nonprofit Subsidiary;

                          (e) other capital investments not otherwise permitted by this Section 11.6 in an aggregate amount of such investments outstanding at any time not to exceed $5,000,000.00;

                          (f) holding of notes receivable included on Living Centers' balance sheet at June 30, 1996 or received in connection with asset sales permitted by Section 11.4 or acquired in connection with acquisitions by Living Centers permitted by Section 11.7; and

                          (g)     Acquisition Expenditures permitted under
                 Section 11.7.

                 Section 11.7. Acquisition Expenditures. Except for up to $25,000,000.00 of aggregate cash consideration paid during any consecutive four fiscal quarter period for all purchases of facilities which have been leased by Living Centers or any of its Subsidiaries for at least three years, Living Centers shall not and shall not permit any of its Subsidiaries to make any Acquisition Expenditure, unless (a) such Acquisition Expenditure is made in substantially the same or complementary lines of business of Living Centers and does not violate any other provision of this Guarantee; (b) except for Project QC, (i) the aggregate cash consideration paid during any four consecutive four fiscal quarter period plus (ii) assumptions of Debt for all Acquisition Expenditures made during such period does not exceed (A) $100,000,000.00 plus (B) an amount not less than zero, but equal to (1) the Net Cash Proceeds received from asset sales permitted by Section 11.4 during such period minus (2) the total automatic Commitment reductions made under Section 2.05(b) of the Corporate Credit Agreement during such period; (c) at the time of such Acquisition Expenditure no Default has occurred and is continuing or would occur upon the consummation of such acquisition; (d) for Acquisition Expenditures in excess of $15,000,000.00, the Agent shall have received a Compliance Certificate demonstrating pro forma financial covenant compliance, including adjustments to Living Centers' EBITDA for such acquired business; and (e) immediately following the making of such Acquisition Expenditure, the aggregate amount of the Commitments (as defined in the Corporate Credit Agreement) exceeds (as defined in the Corporate Credit Agreement) the aggregate outstanding principal amount of the Advances (as defined in the Corporate Credit Agreement), the Letter of Credit Exposure, and the outstanding principal amount of Debt permitted by Section 11.2(d) by at least $25,000,000.00.

                 Section 11.8. Affiliate Transactions. Except as expressly permitted elsewhere in this Guarantee or as contemplated by the Lease or other Operative Agreements, Living Centers will not, and will not permit any of its Subsidiaries to, make, directly or indirectly: (a) any investment in any Affiliate (other than a wholly-owned Subsidiary of Living Centers); (b) any transfer, sale, lease, assignment or other disposal of any assets to any such Affiliate or any purchase or acquisition of assets from any such Affiliate; or (c) any arrangement or other transaction directly or indirectly with or for the benefit of any such Affiliate (including guaranties and assumptions of obligations of an Affiliate); provided that Living Centers and its Subsidiaries (i) may enter into any arrangement or other transaction with any such Affiliate providing for the leasing of property, the rendering or receipt of services or the purchase or sale of inventory and other assets in the ordinary course of business if the monetary or business consideration arising therefrom would be substantially as advantageous to Living Centers and its Subsidiaries as the monetary or business consideration which it would obtain in a comparable arm's length transaction with a Person not such an Affiliate and (ii) may maintain the arrangements listed on the attached Schedule 11.8.

                 Section 11.9. Compliance with ERISA. Living Centers will not, and will not permit any of its Subsidiaries to, (a) terminate any Plan so as to result in any material (in the opinion of the Required Lenders) liability of Living Centers or any of its Affiliates to the PBGC or (b) permit to exist any occurrence of any Reportable Event (as defined in Title IV of ERISA), or any other event or condition, which presents a material (in the opinion of the Required Lenders) risk of such a termination by the PBGC of any Plan under Section 4042 of ERISA.

                 Section 11.10. Cash Flow Ratio. Living Centers will not permit the ratio of (a) its Cash Flow as of the end of any fiscal quarter for the four fiscal quarters then ended to (b) Interest Expense for such period plusits current maturities of long-term debt as of the last day of such period plus its Lease Expense as of the last day of such period to be less than 1.30.

                 Section 11.11. Leverage Ratio. Living Centers will not permit its Leverage Ratio as of the last day of any fiscal quarter to be greater than 3.25.

                 Section 11.12. Net Worth. Living Centers will not permit its Net Worth to be less than $295,000,000.00 plus 75% of its cumulative positive Net Income for each fiscal quarter after March 31, 1996 (excluding Net Income for any fiscal quarter for which Net Income is negative) plus 50% of the increase of Net Worth caused by any issuance of capital stock after March 31, 1996.

                 Section 11.13. Indemnification Agreement. Living Centers shall not agree to amend any provision of the Indemnification Agreement if such amendment would increase Living Centers' obligations under the Indemnification Agreement.

                 12. Authority of Agent. Each Guarantor acknowledges that the rights and responsibilities of the Agent under this Guarantee with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and each Guarantor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                 13. Notices. All notices, requests and demands to or upon the Agent, any Lender or any Guarantor to be effective shall be in writing (including by telecopy or telex), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, confirmation of receipt received, or, in the case of telex notice, when sent, answerback received, addressed as follows:

                 (a) if to the Agent or any Lender, at its address or transmission number for notices provided in Section 9.2 of the Credit Agreement; and

                 (b) if to any Guarantor, at its address or transmission number for notices set forth below.

                 The Agent, each Lender and each Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section 9.2 of the Credit Agreement.

                 14. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                 15. Integration. This Guarantee represents the agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by the Agent or any Lender relative to the subject matter hereof not reflected herein.

                 16.  Amendments in Writing; No Waiver; Cumulative Remedies
(a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except as provided in Section 9.1 of the Credit Agreement.

                 (b) Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 16(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion.

                 (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                 17. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                 18. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Agent and the Lenders and their successors and assigns.

                 19. SUBMISSION TO JURISDICTION; WAIVERS. (a) EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                    (i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ALL LEGAL ACTIONS OR PROCEEDINGS RELATING TO THIS GUARANTEE OR ANY OTHER OPERATIVE AGREEMENT TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK, AND THE APPELLATE COURTS THEREOF AND WAIVES THE RIGHT TO REMOVE ANY SUCH ACTION OR PROCEEDING TO ANY FEDERAL COURT;

                    (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURT, WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND WAIVES ANY OBJECTION THAT SUCH ACTION OR PROCEEDING IN ANY SUCH COURT WAS BROUGHT IN AN INCONVENIENT FORUM AND AGREES NOT TO PLEAD, CLAIM OR ASSERT THE SAME;

                   (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF
         MAIL), POSTAGE PREPAID TO, OR BY PERSONAL SERVICE AT, ITS ADDRESS SET FORTH HEREIN OR SUCH OTHER ADDRESS OF WHICH THE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT HERETO, WHETHER OR NOT SUCH ADDRESS BE WITHIN THE JURISDICTION OF ANY SUCH COURT;

                    (iv) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE AGENT (AND NOT OF GUARANTORS) TO SUE IN ANY OTHER JURISDICTION; AND

                          (v) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION 19 ANY SPECIAL, EXEMPLARY, OR PUNITIVE DAMAGES.

                 (b) EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE OR ANY OTHER OPERATIVE AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

                 (c) TO THE EXTENT ANY PROPERTY IS LOCATED IN THE STATE OF CALIFORNIA, EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO ASSERT, ARGUE OR RAISE, IN ANY ACTION BROUGHT BY THE AGENT AGAINST ANY GUARANTOR UNDER THIS GUARANTEE, THAT THE AGENT OR THE LENDERS STRUCTURED THE TRANSACTION CONTEMPLATED BY THE OPERATIVE AGREEMENTS IN SUCH A MANNER PRIMARILY TO CIRCUMVENT THE CALIFORNIA ONE-FORM-OF-ACTION AND ANTI-DEFICIENCY LAWS, INCLUDING CALIFORNIA CODE OF CIVIL PROCEDURE Sections 580a, 580b, 580d AND 726.

                 (d) To the extent any Property is located in the State of California, each Guarantor hereby waives all of such Guarantor's rights of subrogation and reimbursement and any other rights and defenses available to such Guarantor by reason of California Civil Code Sections 2787 to 2855, inclusive, including (a) any defenses such Guarantor may have to the obligations undertaken by such Guarantor in this Guaranty by reason of an election of remedies by Lender, and (b) any rights or defenses such Guarantor may have by reason of protection afforded to Borrower with respect to the obligations guaranteed hereby pursuant to the antideficiency or other laws of the State of California limiting or discharging Borrower's indebtedness, including California Code of Civil Procedure Section 580a, 580b, 580d or 726. Each Guarantor's waiver of defenses under clause (a) above is made even though an election of remedies by Lender, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, destroys such Guarantor's rights of subrogation and reimbursement against Borrower by the operation of California Code of Civil Procedure Section 580d or otherwise. The foregoing waivers shall not be deemed a waiver of the defense that the Obligations have been paid or the Commitments reduced.

                 20. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                 IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


                                        LIVING CENTERS OF AMERICA, INC.


                                        By:   /s/ Boyd P. Gentry
                                              ------------------
                                              Name:  Boyd P. Gentry
                                              Title: Vice President



                                        PROGRESSIVE CARE CENTERS OF AMERICA,
                                        INC.


                                        By:   /s/ Boyd P. Gentry
                                              ------------------
                                              Name:  Boyd P. Gentry
                                              Title: Vice President



                                        AMERICAN GERIATRIC MANAGEMENT SERVICES,
                                        INC.

                                        By:   /s/ Boyd P. Gentry
                                              ------------------
                                              Name:  Boyd P. Gentry
                                              Title: Vice President



                                        LIVING CENTERS LTCP DEVELOPMENT COMPANY


                                        By:   /s/ Boyd P. Gentry
                                              ------------------
                                              Name:  Boyd P. Gentry
                                              Title: Vice President

                                               BRIAN CENTER HEALTH &
                                               RETIREMENT/WALLACE, INC.


                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President



                                               BRIAN CENTER HEALTH &
                                               REHABILITATION/TAMPA, INC.


                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President



                                               BRIAN CENTER NURSING CARE/POWDER
                                               SPRINGS, INC.


                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President



                                               BRIAN CENTER MANAGEMENT
                                               CORPORATION


                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President




                                               BRIAN CENTER NURSING CARE/
                                               HICKORY, INC.


                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President

                                               BRIAN CENTER NURSING CARE/
                                               AUSTELL, INC.



                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President




                                               BRIAN CENTER OF CENTRAL COLUMBIA,
                                               INC.


                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President




                                               MED-CARE SALES AND RENTALS, INC.


                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President




                                               REHABILITY HEALTH SERVICES, INC.


                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President




                                               GULF COAST PHYSICAL THERAPY
                                               GROUP, INC.



                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President

                                               THERACARE HOME HEALTH AGENCY,
                                               INC.


                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President




                                               LCA HOSPICE SERVICES CORPORATION


                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President




                                               TOICA, INC.


                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President




                                               LC MANAGEMENT COMPANY


                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President




                                               LCR, INC.


                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President





                                      113
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                                                                             114




                                               LIVING CENTERS - SOUTHEAST
                                               DEVELOPMENT CORPORATION


                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President



                                               BRIAN CENTER OF ASHEBORO, INC.


                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President



                                               BRIAN CENTER HEALTH &
                                               RETIREMENT/ALLEGHANY, INC.


                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President



                                               BRIAN CENTER HEALTH &
                                               RETIREMENT/BASTIAN, INC.


                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President


                                               BRIAN CENTER NURSING
                                               CARE/FINCASTLE, INC.

                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President





                                      114
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                                                                             115




                                               DEVCON HOLDING COMPANY


                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President



                                               LIVING CENTER - SOUTHEAST, INC.


                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President



                                               AMERICAN PHARMACEUTICAL SERVICES,
                                               INC.


                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President



                                               LIVING CENTERS OF TEXAS, INC.


                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President



                                               LIVING CENTERS - ROCKY MOUNTAIN,
                                               INC.


                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President

                                               LIVING CENTERS - EAST, INC.


                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President



                                               LIVING CENTERS HOLDING COMPANY


                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President



                                               WORKHEALTH HEALTHCARE
                                               MANAGEMENT, INC.


                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President



                                               AMERICAN REHABILITATION SERVICES,
                                               INC.


                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President


                                               AMERICAN REHABILITATION
                                               MANAGEMENT, INC.

                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President

                                               AMERICAN THERAPY SERVICES, INC.


                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President



                                               THERAPY MANAGEMENT INNOVATIONS,
                                               INC.


                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President



                                               QUEST REHAB, LLC


                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President



                                               MED-THERAPY REHABILITATION
                                               SERVICES, INC.


                                               By:   /s/ Boyd P. Gentry
                                                     ------------------
                                                     Name:  Boyd P. Gentry
                                                     Title: Vice President




Address for Notices:

c/o Living Centers of America, Inc.
15415 Katy Freeway, Suite 800
Houston, Texas 77094





                                      117